PRIMESOURCE CORPORATION

                               401(k) SAVINGS PLAN



                (Amended and Restated Effective January 1, 1997)

                   PRIMESOURCE CORPORATION 401(k) SAVINGS PLAN

                (Amended and Restated Effective January 1, 1997)




              PrimeSource Corporation (formerly known as Phillips & Jacobs, Incorporated), a Pennsylvania corporation, (the "Company") adopted the PrimeSource Corporation 401(k) Savings Plan (formerly known as Phillips & Jacobs, Incorporated 401(k) Savings Plan) (the "Plan"). The Plan was amended from time to time.

               The Company hereby amends and completely restates the Plan effective January 1, 1997, except as expressly stated to the contrary herein, subject to the subsequent condition that the Internal Revenue Service issues a determination that the Plan as amended and restated herein meets all applicable requirements of section 401(a) of the Code (as defined in subsection 1(f)), that employer contributions thereto remain deductible under section 404 of the Code and that the trust fund maintained with respect thereto remains tax exempt under section 501(a) of the Code. The Plan, as herein amended and restated, shall apply only to an Employee who is credited with an Hour of Service (as defined in subsection 1(p)) on or after January 1, 1997, except as expressly stated to the contrary herein. The rights and benefits, if any, of a former employee shall be determined in accordance with the provisions of the Plan as in effect on the date he last was credited with an Hour of Service.


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                   PRIMESOURCE CORPORATION 401(k) SAVINGS PLAN
                (Amended and Restated Effective January 1, 1997)

                                TABLE OF CONTENTS

  Section                                                                  Page
        1           DEFINITIONS.............................................  1
                 (a)   Accrued Benefit......................................  1
                 (b)   Administrator or Plan Administrator..................  1
                 (c)   Annual Additions.....................................  1
                 (d)   Board of Directors...................................  1
                 (e)   Break in Service.....................................  1
                 (f)   Code.................................................  2
                 (g)   Committee............................................  2
                 (h)   Company..............................................  2
                 (i)   Compensation.........................................  2
                 (j)   Disability...........................................  2
                 (k)   Employee.............................................  3
                 (l)   Entry Date...........................................  3
                 (m)   ERISA................................................  3
                 (n)   Fiduciary............................................  3
                 (o)   Fund.................................................  4
                 (p)   Hour of Service......................................  4
                 (q)   Investment Category..................................  6
                 (r)   Investment Manager...................................  6
                 (s)   Limitation Year......................................  6
                 (t)   Matching Account.....................................  7
                 (u)   Member...............................................  7
                 (v)   Normal Retirement Date...............................  7
                 (w)   Participating Company................................  7
                 (x)   Period of Service....................................  7
                 (y)   Period of Severance..................................  7
                 (z)   Plan.................................................  8
                (aa)   Prior Year...........................................  8
                (ab)   PrimeSource Stock....................................  8
                (ac)   Prior Plan...........................................  8
                (ad)   Related Entity.......................................  8
                (ae)   Restatement Effective Date...........................  9
                (af)   Rollover Account.....................................  9
                (ag)   Salary Reduction Account.............................  9
                (ah)   Service..............................................  9
                (ai)   Severance Date....................................... 10
                (aj)   Transferred Account.................................. 11
                (ak)   Trust Agreement...................................... 11
                (al)   Trustee.............................................. 11
                (am)   Valuation Date....................................... 11
                (an)   Voluntary Contributions Account...................... 11
                (ao)   Year of Service for Eligibility...................... 11

                   PRIMESOURCE CORPORATION 401(k) SAVINGS PLAN
                (Amended and Restated Effective January 1, 1997)

                                TABLE OF CONTENTS

  Section                                                                   Page
        2           ADMINISTRATION OF THE PLAN............................... 12
                 (a)   Allocation of Responsibility.......................... 12
                 (b)   Plan Administrator.................................... 12
                 (c)   Committee............................................. 12
                 (d)   Powers of Board of Directors.......................... 13
                 (e)   Powers of Trustee..................................... 14
                 (f)   Claims................................................ 14
                 (g)   Fiduciary Compensation................................ 15
                 (h)   Plan Expenses......................................... 15
                 (i)   Fiduciary Insurance................................... 15
                 (j)   Indemnification....................................... 15

        3           PARTICIPATION IN THE PLAN................................ 16
                 (a)    Initial Eligibility.................................. 16
                 (b)    Measuring Service.................................... 17
                 (c)    Termination and Requalification...................... 17
                 (d)    Commencement of Participation........................ 18
                 (e)    Special Rule for Rollovers........................... 18
                 (f)    Termination of Membership............................ 18

        4           MEMBER AND PARTICIPATING COMPANY CONTRIBUTIONS........... 19
                 (a)    Salary Reduction Contributions....................... 19
                 (b)    Salary Reduction Contribution Limitations............ 19
                 (c)    Salary Reduction Account............................. 21
                 (d)    Participating Company Matching Contributions......... 21
                 (e)    Matching Account..................................... 22
                 (f)    Compliance with Salary Reduction Contributions
                         Discrimination Tests................................ 22
                 (g)    Compliance with Participating Company Matching

                         Contributions Discrimination Tests.................. 26
                 (h)    Payroll Taxes........................................ 31
                 (i)    Rollovers............................................ 31
                 (j)    Other Member Contributions........................... 31
                 (k)    Transferred and Voluntary Contributions Accounts..... 31
                 (l)    Deductibility........................................ 32

        5           MAXIMUM CONTRIBUTIONS AND BENEFITS....................... 33
                 (a)    Defined Contribution Limitation...................... 33
                 (b)    Combined Limitation.................................. 34
                 (c)    Combined Limitation Computation...................... 34
                 (d)    Definition of "Compensation" for Code Limitations.... 35
                 (e)    Transition Provision................................. 37

                   PRIMESOURCE CORPORATION 401(k) SAVINGS PLAN
                (Amended and Restated Effective January 1, 1997)

                                TABLE OF CONTENTS

  Section                                                                   Page
        6           ADMINISTRATION OF FUNDS.................................. 38
                 (a)   Investment Control.................................... 38
                 (b)   Employer Stock........................................ 38
                 (c)   Member Elections...................................... 39
                 (d)   No Member Election.................................... 39
                 (e)   Facilitation.......................................... 39
                 (f)   Valuations............................................ 40
                 (g)   Allocation of Gain or Loss............................ 40
                 (h)   Bookkeeping........................................... 40
                 (i)   Tender Offers......................................... 40
                 (j)   Voting Company Stock.................................. 41

        7           BENEFICIARIES AND DEATH BENEFITS......................... 42
                 (a)   Designation of Beneficiary............................ 42
                 (b)   Beneficiary Priority List............................. 42
                 (c)   Proof of Death........................................ 43
                 (d)   Divorce............................................... 43

        8           BENEFITS FOR MEMBERS..................................... 44
                 (a)   Retirement Benefit.................................... 44
                 (b)   Death Benefit......................................... 44
                 (c)   Disability Benefit.................................... 44
                 (d)   Termination of Employment Benefit..................... 44
                 (e)   Time of Forfeiture.................................... 47

        9           DISTRIBUTION OF BENEFITS................................. 48
                 (a)   Commencement.......................................... 48
                 (b)   Benefit Forms......................................... 49
                 (c)   Benefit Election...................................... 49
                 (d)   Distributions in Kind................................. 49
                 (e)   Deferred Payments and Installments.................... 49
                 (f)   Withholding........................................... 50
                 (g)   Compliance with Code Requirements..................... 50
                 (h)   Distribution Limitations ............................. 50
                 (i)   Rollover Election . . . .............................. 51

       10           IN-SERVICE DISTRIBUTIONS................................. 53
                 (a)   General Rule.......................................... 53
                 (b)   Elective Distributions................................ 53
                 (c)   Age 59-1/2............................................ 53
                 (d)   Hardship.............................................. 53
                 (e)   Special Vested Balance Calculation Rule............... 55

                   PRIMESOURCE CORPORATION 401(k) SAVINGS PLAN
                (Amended and Restated Effective January 1, 1997)

                                TABLE OF CONTENTS

  Section                                                                  Page
       11           LOANS.................................................... 57
                 (a) Availability............................................ 57
                 (b) Minimum Requirements.................................... 57
                 (c) Accounting.............................................. 59

       12           TITLE TO ASSETS.......................................... 60

       13           AMENDMENT AND TERMINATION................................ 61
                 (a)  Amendment.............................................. 61
                 (b)  Termination............................................ 61
                 (c)  Conduct on Termination................................. 61

       14           LIMITATION OF RIGHTS..................................... 63
                 (a)  Alienation............................................. 63
                 (b)  Qualified Domestic Relations Order Exception........... 63
                 (c)  Employment............................................. 63

       15           MERGERS, CONSOLIDATIONS OR TRANSFERS OF PLAN ASSETS...... 65
                 (a)  General Rule........................................... 65
                 (b)  Protected Benefits..................................... 65
                 (c)  Special Provisions Applicable to Transferred Accounts
                       from The Momentum Money-Maker 401(k)
                       Retirement Plan and the Onondaga Litho Supply Co.,
                       Inc. Employees' Profit Sharing and Retirement Plan.... 65
                 (d)  In-Service Distribution from Certain Transferred

                        Accounts............................................. 69
                 (e)  Vesting -- Dixie Plan.................................. 69
                 (f)  Code Requirements...................................... 69

       16           PARTICIPATION BY RELATED ENTITIES........................ 70
                 (a)  Commencement........................................... 70
                 (b)  Termination............................................ 70
                 (c)  Single Plan............................................ 70
                 (d)  Delegation of Authority................................ 70

       17           TOP-HEAVY REQUIREMENTS................................... 71
                 (a) General Rule............................................ 71
                 (b) Calculation of Top-Heavy Status......................... 71
                 (c) Definitions............................................. 71
                 (d) Combined Benefit Limitation............................. 74
                 (e) Vesting................................................. 74
                 (f) Minimum Contribution.................................... 74





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                   PRIMESOURCE CORPORATION 401(k) SAVINGS PLAN
                (Amended and Restated Effective January 1, 1997)

                                TABLE OF CONTENTS

  Section                                                                   Page
       18           MISCELLANEOUS............................................ 76
                 (a) Incapacity.............................................. 76
                 (b) Reversions.............................................. 76
                 (c) Employee Data........................................... 77
                 (d) In Writing Requirement.................................. 77
                 (e) Doubt as to Right to Payment............................ 77
                 (f) Inability to Locate Distributee......................... 77
                 (g) Estoppel of Members and Their Beneficiaries............. 78
                 (h) Law Governing........................................... 78
                 (i) Pronouns................................................ 78
                 (j) Interpretation.......................................... 78

     Schedule A............................................................. A-1

1.       DEFINITIONS

               (a) "Accrued Benefit" shall mean on any date of determination the value of a Member's share of the Fund. (b) "Administrator" or "Plan Administrator" shall mean a plan administrator within the meaning of the Code and ERISA. The Company shall be the Administrator. (c) "Annual Additions" shall mean the sum for any Limitation Year of (i) employer contributions, (ii) employee contributions, (iii) forfeitures and (iv) amounts described in sections 415(l) and 419A(d) of the Code, which are (A) allocated to an account which provides medical benefits under section 401(h) or 419(e) of the Code and (B) treated as "Annual Additions" to the account of a Member under such provisions of the Code. "Annual Additions" shall include excess contributions as defined in section 401(k)(8)(B) of the Code, excess aggregate contributions as defined in section 401(m)(6)(B) of the Code and excess deferrals as described in section 402(g) of the Code, regardless of whether such amounts are distributed or forfeited. "Annual Additions" shall not include (i) rollover contributions (as defined in sections 402(c), 403(a)(4), 403(b)(8) and 408(d)(3) of the Code), (ii) employee contributions to a simplified employee pension plan which are excludable from gross income under section 408(k)(6) of the Code or (iii) "buy-back" contributions made under subsection 8(d)(iv) of the Plan. (d) "Board of Directors" shall mean the Board of Directors of the Company or any committee or delegee thereof designated in accordance with subsection 2(d). (e) "Break in Service" shall mean for purposes of Section 3 a specified twelve-month computation period in which an Employee is credited with less than 501 Hours of Service and for purposes of Section 8 a Period of Severance of at least five years.

               (f) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the same as may be further amended from time to time. (g) "Committee" shall mean the individual or group of individuals designated to control and manage the operation and administration of the Plan to the extent set forth herein. (h) "Company" shall mean PrimeSource Corporation, a Pennsylvania corporation. (i) "Compensation" shall mean the total cash remuneration for services paid to an Employee by a Participating Company for services during the portion of a plan Year such Employee is eligible to participate under subsections 3(a) and 3(d). "Compensation" shall also include amounts of cash remuneration for services which an Employee elects to have withheld from his remuneration for services under this Plan or a plan which meets the requirements of section 125 of the Code. "Compensation" shall not include (i) income from exercise of stock options, receipt or vesting of restricted stock grants, exercise of stock appreciation rights or similar equity-based compensation arrangements, (ii) severance pay, (iii) deferred compensation, (iv) expense reimbursements or allowances of any kind, including, but not limited to, tuition reimbursement and car allowances, (v) moving expenses, and (vi) the value of welfare benefits or perquisites or similar items. "Compensation" with respect to any Member for any Plan Year shall be limited to $150,000 (or an increased amount permitted in accordance with a cost of living adjustment under section 415(d) of the Code).

                     (j) "Disability" shall mean a medically determinable physical or mental impairment which would qualify a
Member for benefits under the Company's long-term disability plan, without regard to whether the Member participates in such plan and is of a potentially permanent character which prevents a Member from continuing his usual and customary employment with a Participating Company. Disability shall be determined by the Committee in its absolute discretion on the basis of such medical evidence as the Committee deems necessary or desirable.

                     (k) "Employee" shall mean each and every person who is an employee of a Participating Company or a Related
Entity. The term "Employee" shall also include a person who is a "leased employee" (within the meaning of section 414(n)(2) of the Code) with respect to a Participating Company or a Related Entity. Notwithstanding the foregoing, no person who is a "leased employee" or who a Participating Company determines is not its employee for purposes of wage withholding required under section 3401, et. seq. of the Code (regardless of whether an administrative agency or court rules that such person is a Participating Company's employee for any purpose) shall be eligible to participate in this Plan or be deemed an "Employee" for purposes of eligibility to participate in this Plan.

                     (l) "Entry Date" shall mean the first day of each January, April, July and October of each Plan Year.

Effective July 1, 1999, "Entry Date" shall mean the first day of each calendar month.

                     (m) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the same as may be further amended from time to time.
                     (n) "Fiduciary" shall mean a person who, with respect to the Plan, (i) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control with respect to management or disposition of the Plan's assets, (ii) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan, or has any authority or responsibility to do so, or (iii) has any discretionary authority or discretionary responsibility in the administration of the Plan.

               (o) "Fund" shall mean the assets of the Plan. All Investment Categories shall be part of the Fund.



               (p)        "Hour of Service"

               (i) General Rule. "Hour of Service" shall mean each hour (A) for which an Employee is directly or indirectly paid, or entitled to payment, by a Participating Company or a Related Entity for the performance of duties or (B) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by a Participating Company or a Related Entity. These hours shall be credited to the Employee for the period or periods in which the duties were performed or to which the award or agreement pertains irrespective of when payment is made. The same hours shall not be credited under both (A) and (B) above.

               (ii) Paid Absences. An Employee shall also be credited with one "Hour of Service" for each hour for which the Employee is directly or indirectly paid, or entitled to payment, by a Participating Company or a Related Entity for reasons other than the performance of duties or absence due to vacation, holiday, illness, incapacity, disability, layoff, jury duty or authorized leave of absence for a period not exceeding one year for any reason in accordance with a uniform policy established by the Committee; provided, however, not more than 501 "Hours of Service" shall be credited to an Employee under this subsection 1(p)(ii) on account of any single, continuous period during which the Employee performs no duties and provided, further, that no credit shall be given if payment (A) is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws or (B) is made solely to reimburse an Employee for medical or medically related expenses incurred by the Employee.

               (iii) Military. An Employee shall also be credited with one "Hour of Service" for each regularly scheduled work hour during which the Employee is absent on active duty in the military service of the United States under leave of absence granted by a Participating Company or a Related Entity provided he returns to employment with a Participating Company or a Related Entity within 90 days after his release from active duty. Notwithstanding the foregoing or any provision of this Plan to the contrary, Hours of Service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code if that provides greater credit.

               (iv) Maternity/Paternity. For purposes of subsection 1(e), an Employee shall be credited with one "Hour of Service" for each hour that otherwise would normally have been credited to the Employee but during which such Employee is absent from work for any period (A) by reason of the Employee's pregnancy, (B) by reason of the birth of the Employee's child, (C) by reason of the placement of a child with such Employee in connection with an adoption of such child by the Employee or (D) for purposes of caring for a child for a period beginning immediately following such birth or placement, provided that an Employee shall be credited with no more than 501 "Hours of Service" on account of any single continuous period of absence by reason of any such pregnancy, birth or placement and provided further that "Hours of Service" credited to an individual on account of such a period of absence shall be credited in the Plan Year in which such absence begins if an Employee would otherwise fail to be credited with 501 or more "Hours of Service" in such Plan Year or, in any other case, in the immediately following Plan year.


               (v) Equivalencies. If, for Plan purposes, an Employee's records are kept on other than an hourly basis as described above, the Committee, according to uniform rules applicable to a class of Employees or Members, may apply the following equivalencies for purposes of crediting "Hours of Service":

Basis Upon Which Records        Credit Granted to Individual if Individual Earns
are Maintained                       One or More Hours of Service During Period

Shift                                      Actual hours for full shift
Day                                         10 Hours of Service
Week                                        45 Hours of Service
Semi-Monthly Payroll Period      95 Hours of Service
Months of Employment            190 Hours of Service

               (vi) Miscellaneous. For purposes of this subsection 1(p), the regulations issued by the Secretary of Labor at 29 CFR ss.2530.200b-2(b) and (c) are incorporated by reference. Nothing herein shall be construed as denying an Employee credit for an "Hour of Service" if credit is required by separate federal law.


               (q) "Investment Category" shall mean any separate investment fund which is made available under the terms of the Plan.

               (r) "Investment Manager" shall mean any Fiduciary (other than a Trustee) who:

                                (i) has the power to manage, acquire, or dispose of any asset of the Plan;
                                (ii)       is:
                                           (A)   registered   as  an  investment
                                           advisor under the Investment Advisers
                                           Act of 1940;  (B) a bank,  as defined
                                           in  that  Act;  or (C)  an  insurance
                                           company qualified to perform services
                                           described in subsection 1(r)(i)

above under the laws of more than one state; and
                                (iii)      has acknowledged in writing that he
                                        is a Fiduciary with respect to the Plan.

                    (s) "Limitation Year" shall mean the consecutive twelve-month period commencing on January 1st and ending on December 31st.

                     (t) "Matching Account" shall mean the portion of the Member's Accrued Benefit derived from Participating

Company contributions under subsection 4(d) hereof and the corresponding provisions of the Plan as heretofore effective, adjusted as provided in subsection 4(e).

                     (u) "Member" shall mean each Employee of a Participating Company who satisfies the requirements for participation under
Section 3 hereof and each other person who has an AccruedBenefit held under the Plan.

                     (v) "Normal Retirement Date" shall mean the date on which a Member attains age 65.
                                 ----------------------
                     (w) "Participating Company" shall mean each Related Entity with respect to the Company which adopts or is
                                 ---------------------
deemed to adopt this Plan pursuant to Section 16. The term shall also include the Company, unless the context otherwise requires.
                     (x) "Period of Service" shall mean the period of time commencing on the date on which an Employee first is
                                 -----------------
credited with an Hour of Service or, if applicable, on the date following a Period of Severance of one year or more on which an Employee first is credited with an Hour of Service provided he requalifies for participation under subsection 3(c), and ending on the next following Severance Date; provided, however, the period beginning on the anniversary of the date of an Employee's absence due to maternity or paternity and ending on the second anniversary thereof shall not be included in a Period of Service. A Period of Severance of less than one year shall be included in a Period of Service for all purposes.

                     (y) "Period of Severance" shall mean the period of time commencing on an Employee's Severance Date and
                                 -------------------
ending on the date on which the Employee first again is credited with an Hour of Service, exclusive of periods during which an Employee is on an unpaid leave pursuant to the Family and Medical Leave Act of 1993.

                     (z) "Plan" shall mean the PrimeSource Corporation 401(k) Savings Plan as amended and restated as set forth
                                 ----
herein effective January 1, 1997, and the same as may be amended from time to time.

                     (aa) "Plan Year" shall mean the consecutive twelve-month period commencing on January 1st and ending on December 31st.
                     (ab) "PrimeSource Stock" shall mean PrimeSource Corporation common stock.
                                 -----------------
                     (ac) "Prior Plan" shall mean any retirement plan which satisfies the applicable requirements of section
                                 ----------
401(a) of the Code and from which assets and liabilities are transferred to this Plan in accordance with section 414(l) of the Code so that this Plan is subject to the requirements of section 411(d)(6) of the Code with respect to transferred accounts.

                     (ad) "Related Entity" shall mean (i) all corporations which are members with a Participating Company in a controlled group of corporations within the meaning of section 1563(a) of the Code, determined without regard to sections 1563(a)(4) and (e)(3)(C) of the Code, (ii) all trades or businesses (whether or not incorporated) which are under common control with a Participating Company as determined by regulations promulgated under section 414(c) of the Code, (iii) all trades or businesses which are members of an affiliated service group with a Participating Company within the meaning of section 414(m) of the Code and (iv) any entity required to be aggregated with a Participating Company under regulations prescribed under section 414(o) of the Code (to the extent provided in such regulations); provided, however, for purposes of Section 5, the definition shall be modified to substitute the phrase "more than 50%" for the phrase "at least 80%" each place it appears in section 1563(a)(1) of the Code. Furthermore, for purposes of crediting Hours of Service for eligibility to participate and Service for purposes of vesting, employment as a "leased employee," within the meaning of section 414(n) of the Code, of a Participating Company or a Related Entity shall be treated as employment for a Participating Company or a Related Entity. For purposes of subsection 3(a) governing Hours of Service and periods of employment credited for purposes of eligibility to participate, Bell Industries, Inc. shall be deemed a "Related Entity" for periods through September 14, 1998 for persons who become Employees on September 14, 1998 as a result of an asset acquisition from Bell Industries, Inc. on that date. An entity the stock or assets of which a Participating Company acquires on or after September 1, 1999 which is listed on Schedule A shall be deemed a "Related Entity" for the purposes and the periods prior to the date set forth in Schedule A for persons who become Employees incident to and within 30 days of such acquisition. In any other case, an entity is a "Related Entity" only during those periods in which it is included in a category described in this subsection.

                     (ae)       "Restatement Effective Date" shall mean January
1, 1997.
                                 --------------------------
                     (af) "Rollover Account" shall mean the portion of the Member's Accrued Benefit derived from contributions
                                 ----------------
made under subsection 4(i)(i) hereof and the corresponding provisions of the Plan as heretofore effective, adjusted as provided in subsection 4(i)(ii).

                     (ag) "Salary Reduction Account" shall mean the portion of the Member's Accrued Benefit derived from
                                 ------------------------
contributions made under subsection 4(a) hereof and the corresponding provisions of the Plan as heretofore effective, adjusted as provided in subsection 4(c).

                     (ah) "Service" shall mean the sum of an Employee's Periods of Service. Service is measured in completed
                                 -------
years and days, where 365 days of Service equal one completed year of Service.

                     (ai) "Severance Date" shall mean the earlier of (i) the date an Employee quits, is discharged (or severed, if later), retires or dies or (ii) the first anniversary of the date an Employee is absent from the employ of all Participating Companies and all Related Entities for any reason other than an approved leave of absence granted in writing by the Company according to a uniform rule applied without discrimination or in accordance with applicable law provided the Employee returns to the employ of a Participating Company or a Related Entity upon completion of the leave. However, if the Employee was on any period of unpaid leave taken pursuant to the Family and Medical Leave Act of 1993, he shall not incur a Severance Date for purposes of subsection 1(e) until the leave expires or, if applicable, the date determined under the last sentence of this subsection. Further, an Employee who terminates Service to enter the military service of the United States shall not suffer a Severance Date as of such date provided (i) such Employee's rights are protected by the Uniform Services Employment and Reemployment Rights Act of 1994 or other federal law and (ii) such Employee returns to employment with a Participating Company or a Related Entity within the period required by law for preservation of his rights. Under such circumstances, an Employee shall receive credit for Service for his entire period of absence. If an Employee on an approved leave of absence or qualified military service does not return to the employ of a Participating Company or a Related Entity upon completion of his leave or expiration of the period provided by law in the case of qualified military service, his Severance Date generally shall be the last day for which he received his regular pay. In addition, for purposes of subsection 1(e), an Employee shall not suffer a Severance Date until the second anniversary of the date on which such Employee is absent from work
(i) by reason of the Employee's pregnancy, (ii) by reason of the birth of the Employee's child, (iii) by reason of the placement of a child with such Employee in connection with an adoption of such child by the Employee or (iv) for purposes of caring for a child for a period beginning immediately following birth or placement.
                     (aj) "Transferred Account" shall mean the portion of the Member's Accrued Benefit transferred to this Plan from a Prior Plan by reason of a plan merger or direct transfer from another plan without the Member's consent.

                     (ak) "Trust Agreement" shall mean the agreement or agreements between the Company and a Trustee under which all or a portion of the
 Fund is held.
                     (al) "Trustee" shall mean such person, persons or corporate fiduciary designated to manage and control all or a portion of the Fund pursuant to the terms of the Plan and a Trust Agreement.
                     (am) "Valuation Date" shall mean any business day the New York Stock Exchange is open for trading and such other dates as the Committee may specify from time to time. With respect to a
Member's Accrued Benefit, the business day of initial investment of new contributions or liquidation of a Member's investment credited to an Investment Category for reinvestment or distribution shall be the "Valuation Date" for purposes of determining the amount of investment, reinvestment or distribution.

                     (an) "Voluntary Contributions Account" shall mean the portion of a Member's Accrued Benefit derived from his contributions under a
Prior Plan which were includable in gross income forfederal income tax purposes.

                     (ao) "Year of Service for Eligibility" shall mean a consecutive twelve-month measuring period specified in Section 3 in which an Employee is credited with 1,000 Hours of Service or more.

20           ADMINISTRATION OF THE PLAN

                     (a) Allocation of Responsibility. The Board of Directors, the Administrator, the Committee, each Trustee and each Investment Manager (if any) possess certain specified powers, duties, responsibilities and obligations under the Plan's governing instruments. It is intended under this Plan that each Fiduciary be responsible solely for the proper exercise of its own functions and that each not be responsible for any act or failure to act of another, unless otherwise responsible as a breach of its fiduciary duty or for breach of duty by another Fiduciary under ERISA's rules of co-fiduciary responsibility. Any person may serve in more than one fiduciary capacity.

                     (b) Plan Administrator. The Plan Administrator shall file all reports and distribute to Members and beneficiaries reports and other information required under ERISA or the Code and shall discharge all other duties of a plan administrator under ERISA or the Code with respect to the Plan.

                     (c) Committee. The Committee shall be the Plan's named fiduciary (within the meaning of ERISA) and shall have the power and duty to control and manage the operation and administration of the Plan which shall include, but shall not be limited to, the performance of the following acts:

                                (i)        the filing of all reports required of
the Plan, other than those which are the responsibility of the Administrator;
                                (ii)       the distribution to Members and
beneficiaries of all reports and other information required of the Plan, other than reports and information required to be distributed by the Administrator;
                                (iii)      the keeping of complete records of
the administration of the Plan;

                                (iv)       the promulgation of rules and
regulations for administration of the Plan consistent with the terms and provisions of the Plan and the Trust Agreement and the establishment of a procedure to determine the qualified status of a domestic relations order;
                                (v)        the establishment of a funding policy
 and method for the Plan, including, but not limited
to, selecting or establishing Investment Categories for the Plan; and
                                (vi)       the absolute discretion to interpret
the Plan and its terms, including the absolute
discretion to determine any questions of fact arising under the Plan and to make all decisions required by the Plan. The Committee's interpretation of the Plan and any actions and decisions taken in good faith by the Committee based on its interpretation shall be final and conclusive. The Committee may correct any defect, or supply any omission, or reconcile any inconsistency in the Plan in such manner and to such extent as shall be expedient to carry the Plan into effect and shall be the sole judge of such expediency. The Committee may (i) delegate all or a portion of the responsibilities of controlling and managing the operation and administration of the Plan to one or more persons, and (ii) appoint agents, investment advisers, counsel, physicians or other representatives to render advice with regard to any of its responsibilities under the Plan.

                     (d) Powers of Board of Directors. The Board of Directors is responsible for appointing and removing each Trustee, each Investment Manager (if any) and the Committee and for amending the Plan, each Trust Agreement, and each asset management agreement (if any). The Board of Directors may delegate any power or duty it has under the Plan or a Trust Agreement, including, but not limited to, amending the Plan or a Trust Agreement, to a committee of the Board of Directors, to any officer(s) or Employee(s) of the Company or a Related Entity or to any other person or entity, in which case such delegee and not the Board of Directors, shall be responsible for exercise of the delegated functions.

                     (e) Powers of Trustee. Each Trustee and each Investment Manager (if any) is responsible for the management and control of the portion of the Fund over which it has control to the extent provided in its Trust Agreement or asset management agreement, respectively.
                     (f) Claims. If, pursuant to the rules, regulations or other interpretations of the Plan, the Committee denies the claim of a Member or beneficiary for benefits under the Plan, the Committee shall provide written notice, within 90 days after receipt of the claim, setting forth in a manner calculated to be understood by the claimant:

                                (i)        the specific reasons for such denial;
                                (ii)       the specific reference to the Plan
provisions on which the denial is based;
                                (iii)      a description of any additional
material or information necessary to perfect the claim and an explanation of why such material or information is needed; and
                                (iv)       an explanation of the Plan's claim
review procedure and the time limitations of this subsection applicable thereto.

A Member or beneficiary whose claim for benefits has been denied may request review by the Committee of the denied claim by notifying the Committee in writing within 60 days after receipt of the notification of claim denial. As part of said review procedure, the claimant or his authorized representative may review pertinent documents and submit issues and comments to the Committee in writing. The Committee shall render its decision to the claimant in a manner calculated to be understood by the claimant not later than 60 days after receipt of the request for review, unless special circumstances require an extension of time, in which case decision shall be rendered as soon after the sixty-day period as possible, but not later than 120 days after receipt of the request for review. The decision on review shall state the specific reasons therefor and the specific Plan references on which it is based.

                     (g) Fiduciary Compensation. Each Fiduciary who already receives full-time pay from a Participating
Company or a Related Entity shall serve without compensation from the Plan for his services as such, but he shall be reimbursed pursuant to subsection 2(h) for any reasonable expenses incurred by him in the administration of the Plan. A Fiduciary who is not already receiving full-time pay from a Participating Company may be paid such reasonable compensation as shall be agreed upon.

                     (h) Plan Expenses. All expenses of administration of the Plan shall be paid out of the Fund unless paid by the Company or a Member. According to uniform rules, the Committee may charge expenses to a particular Investment Category, a particular Member's Accrued Benefit or a particular Member if the Committee determines that such allocation of expense or charge is desirable for the equitable administration of the Plan.

                     (i) Fiduciary Insurance. If the Committee so directs, the Plan shall purchase insurance to cover the Plan from liability or loss occurring by reason of the act or omission of a Fiduciary provided such insurance permits recourse by the insurer against the Fiduciary in the case of a breach of a fiduciary obligation by such Fiduciary.

                     (j) Indemnification. The Company shall indemnify and hold harmless to the maximum extent permitted by its by-laws each Fiduciary who is an Employee or who is an officer or director of a Participating Company or any Related Entity from any claim, damage, loss or expense, including litigation expenses and attorneys' fees, resulting from such person's service as a Fiduciary of the Plan provided the claim, damage, loss or expense does not result from the Fiduciary's gross negligence or intentional misconduct.

30           PARTICIPATION IN THE PLAN

                     (a)        Initial Eligibility
                                (i)  Service Requirement

                                           (A)  Prior to January 1,1999.  Each
and every Employee of a Participating Company not excluded under subsection 3(a)(ii) shall be eligible to make contributions under subsection 4(a) and be allocated matching contributions for payroll periods commencing coincident with or next following the Entry Date the Employee is credited with one Year of Service for Eligibility, or, if later, the Entry Date after the Employee attains age 21.

                                           (B)  After December 31, 1998.  Each
and every Employee of a Participating Company not excluded under subsection 3(a)(ii) shall be eligible to make contributions under subsection 4(a) and be allocated matching contributions for payroll periods commencing coincident with or next following the Entry Date the Employee is credited with at least 250 Hours of Service in a consecutive period of three calendar months, or, if later, the first Entry Date after the Employee attains age 21.

                                (ii)  Excluded Employees.  Notwithstanding the
foregoing provision of this subsection,

                                           (A) no Employee whose terms and
conditions of employment are determined by a collective bargaining agreement between employee representatives and a Participating Company shall be eligible to participate unless such collective bargaining agreement provides to the contrary, in which case such Employee shall be eligible to participate upon compliance with such provisions for eligibility and participation as such agreement shall provide; except that no Employee who has selected, or in the future selects, a union shall become ineligible during the period between his selection of the union and the execution of the first collective bargaining agreement which covers him; (B) no person who is an Employee by reason of the second sentence of subsection 1(k) shall be eligible to participate;

                                           (C) no person a Participating Company
determines is not its employee for purposes of federal income tax withholding shall be eligible to participate, regardless of whether an administrative agency or court rules that such person is a Participating Company's employee for any purpose; and

                                           (D) no Employee who is a nonresident
alien and who receives no earned income (within the meaning of section 911(d)(2) of the Code) from a Participating Company which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) shall be eligible to participate.

                     (b)        Measuring Service

                                           (A)     Prior to January 1, 1999.
For purposes of measuring service to satisfy the eligibility provisions, the Year of Service for Eligibility computation period shall begin with the date on which the Employee first is credited with an Hour of Service; provided, however, if an Employee is credited with less than 1,000 Hours of Service in such measuring period, then subsequent measuring periods shall begin with the January 1st next following the Employee's date of hire and continue on a Plan Year basis thereafter.

                                           (B)     After December 31, 1998.
For purposes of measuring Service to satisfy the eligibility provisions, the computation period shall begin with the date on which the Employee first is credited with an Hour of Service.

                     (c) Termination and Requalification. An Employee who has satisfied the applicable service requirement of subsection 3(a) and who subsequently becomes ineligible for any reason shall requalify for participation on the date on which he is next credited with an Hour of Service in an eligible job classification under subsection 3(a), or, if later, the Entry Date after he attains age 21.

                     (d) Commencement of Participation. An Employee who satisfies all the requirements for eligibility under subsection 3(a) shall become a Member on the Entry Date following his timely election authorizing amounts be withheld from his Compensation and be credited to his Salary Reduction Account under the Plan. An Employee who satisfies all the requirements for eligibility under subsection 3(a) and who does not elect to have amounts withheld from his Compensation shall be deemed a participant in the Plan to the extent required by ERISA on the first Entry Date as of which his election to have amounts withheld could have become effective.

                     (e) Special Rule for Rollovers. An Employee of a Participating Company who will be eligible to participate in the Plan after satisfying the Service requirement of subsection 3(a) may make a contribution to the Plan under subsection 4(i). An individual who makes a contribution under subsection 4(i) shall become a Member on the date of his contribution; however, such individual shall not be considered to be a Member for purposes of the remainder of Section 4 until he satisfies the Service requirement of subsection 3(a).

                     (f) Termination of Membership. An Employee who becomes a Member shall remain a Member as long as he has an Accrued Benefit held under the Plan.

40           MEMBER AND PARTICIPATING COMPANY CONTRIBUTIONS

                     (a) Salary Reduction Contributions. Each Employee who becomes eligible to participate under subsection
3(a) may contribute any even multiple of 1.0%, but not less than 2% or more than 15%, of his Compensation for a payroll period, as he shall elect in a manner prescribed by the Committee. The Committee may limit further the amount of contribution for all Members or a class of Members as the Committee determines is necessary or desirable to facilitate Plan administration or comply with applicable Code provisions. The initial election to contribute may be effective as of any Entry Date. Such contribution shall be accomplished through direct reduction of Compensation in each payroll period that the election is in effect. For purposes of the Code, such contribution shall be deemed to be made by the Member's employer. A Member may elect to increase or reduce his contributions as of an Entry Date or terminate his contributions as of any date. All such elections shall be made in a manner and shall become effective on the date the Committee prescribes as the effective date. Contributions made by Participating Companies under this subsection shall be made at such times as the Company determines and shall be allocated to the Salary Reduction Accounts of the Members from whose Compensation the contributions were withheld in an amount equal to the amount withheld.

                     (b)        Salary Reduction Contribution Limitations.
Contributions under subsection 4(a) shall be limited as provided below:

                                (i)        Exclusion Limit.  The maximum amount
of contribution which any Member may make in any
calendar year under subsection 4(a) is $9,500 (or such increased annual amount resulting from a cost of living adjustment pursuant to sections 402(g)(5) and 415(d)(1) of the Code), reduced by the amount of elective deferrals by such Member under all other plans, contracts or arrangements of any Participating Company or Related Entity. If the contribution under subsection 4(a) for a Member for any calendar year exceeds $9,500 (or such increased annual amount resulting from an adjustment described above), the Committee shall direct the Trustee to distribute the excess amount (plus any income and minus any loss allocable to such amount) to the Member not later than the April 15th following the close of such calendar year. If (A) a Member participates in another plan which includes a qualified cash or deferred arrangement or other program subject to the limitations of section 402(g) of the Code, (B) such Member contributes in the aggregate more than the exclusion limit under this Plan and the corresponding provisions of the other plan and (C) the Member notifies the Committee not later than the March 1st following the close of such calendar year of the portion of the excess the Member has allocated to this Plan, then the Committee may direct the Trustee to distribute to the Member not later than April 15th following the close of such calendar year the excess amount (plus any income and minus any loss allocable to such amount) which the Member allocated to this Plan. A Member shall be deemed to have given the notification described in (C) above if the excess results from contributions solely to this Plan or plans sponsored by Related Entities.

                                (ii)       Discrimination Test Limits.  The
Committee may limit the maximum amount of contribution for Members who are "highly compensated employees" (as defined below) to the extent it determines that such limitation is necessary to keep the Plan in compliance with section 401(a)(4) or section 401(k)(3) of the Code. Any limitation shall be effective for all payroll periods following the announcement of the limitation. For purposes of Section 4 of the Plan, the term "highly compensated employee" shall mean an Employee who is described in either or both of the following groups:

                                           (A)     an Employee who is a 5%
owner, as defined in section 416(i)(1) of the Code, at any time during the current Plan Year or the last preceding Plan Year;

                                           (B)     an Employee who receives
"compensation" (as defined below) in excess of $80,000
(or an increased amount resulting from a cost of living adjustment) during the preceding Plan Year and was in the "top-paid" group (as defined below) for the preceding Plan Year.

                                For purposes  hereof,  the  following  rules and
definitions shall apply:

                                           (C)     The "top-paid" group consists
of the top 20% of Employees ranked on the basis of "compensation" received during the year. For purposes of determining the number of Employees in the "top-paid" group, Employees described in section 414(q)(5) of the Code and Q&A 9(b) of section 1.414(q)-1T of the regulations thereunder are excluded.

                                           (D)     "Compensation" is
compensation within the meaning of section 415(c)(3) of the Code, and for the 1997 Plan Year also includes elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement or tax-sheltered annuity under sections 125, 402(e)(3), 402(h)(3), and 403(b) of the Code.

                                           (E)     Employers aggregated under
section 414(b), (c), (m), or (o) of the Code are treated as a single employer, subject to application of the "separate line of business rules" exception under section 410(b)(5) of the Code.

                     (c) Salary Reduction Account. Each Member's salary reduction contributions, as adjusted for investment gain or loss and income or expense, constitute such Member's Salary Reduction Account. A Member shall at all times have a nonforfeitable interest in the portion of his Accrued Benefit derived from his Salary Reduction Account.

                     (d)        Participating Company Matching Contributions.
                                --------------------------------------------

                                (i)        Amount.  Each Participating Company
shall contribute with respect to each Member employed by it who is eligible under subsection 3(a) a percentage set by the Company, but not to exceed 100%, on or before the first day of the Plan Year of the Member's salary reduction contribution for each payroll period; provided, however, the maximum amount of contribution under this subsection for any Member for any Plan Year shall be $450.

                                (ii)       Forfeitures.  Amounts in the Matching
Accounts of Members which have been forfeited pursuant to the provisions of subsections 8(d) and 8(e) hereof during a Plan Year shall be applied to reduce Participating Company contributions required under subsection 4(d)(i).

                                (iii)      Payment Date.  The Participating
Companies shall pay over to the Fund all contributions required under this subsection no later than the due date, including extensions, for filing the Participating Companies' federal income tax returns for the taxable year ended coincident with or immediately following the end of the Plan Year with respect to which such contributions are to be made.

                     (e) Matching Account. The Participating Company contributions allocated to a Member under subsection 4(d) and the corresponding provisions of the Plan as heretofore effective, all as adjusted for the investment gain or loss and income or expense, constitute the Member's Matching Account. A Member shall have a nonforfeitable interest in the portion of his Accrued Benefit derived from his Matching Account to the extent provided under Section 8.

                     (f) Compliance with Salary Reduction Contributions Discrimination Tests.

                                (i)        Rule.  In no event shall the "actual
deferral percentage" (as defined below) for Members who are "highly compensated employees" in a testing group for any Plan Year bear a relationship to the "actual deferral percentage" for Members who are not "highly compensated employees" in such testing group which does not satisfy either subsection 4(f)(i)(A) or (B) below. The test shall be separately performed for each testing group. Each group of Members who participate in the Plan pursuant to a collective bargaining agreement shall be a separate testing group and all other Members shall be a separate testing group.

                                           (A)     The requirement shall be
satisfied for a Plan Year if the "actual deferral percentage" for the Plan Year for the group of Members who are "highly compensated employees" for the Plan Year is not more than the "actual deferral percentage" for the preceding Plan Year of all other Members multiplied by 1.25.

                                           (B)     The requirement shall be
satisfied for a Plan Year if (1) the excess of the "actual deferral percentage" for the Plan Year for the Members who are "highly compensated employees" for the Plan Year over the "actual deferral percentage" for the preceding Plan Year of all Members who are not "highly compensated employees" for the preceding Plan Year is not more than two percentage points (or such lower amount as may be required by applicable regulations under the Code) and (2) the "actual deferral percentage" for Members who are "highly compensated employees" for the Plan Year is not more than the "actual deferral percentage" of all Members who are not "highly compensated employees" for the preceding Plan Year multiplied by two (or such lower multiple as may be required by applicable regulations under the Code).

                                           (C)     The Plan may test using the
"actual deferral percentage" for non-highly compensated employees for the current Plan Year rather than the preceding Plan Year if the Administrator so elects in accordance with applicable rules promulgated pursuant to the Code. The Administrator may only revoke such an election in accordance with applicable rules promulgated pursuant to the Code. For the 1997 Plan Year, the Plan shall use the current Plan Year for the test. For the 1998 Plan Year, the Plan shall use the preceding Plan Year for the test.

                                           (D)     If the Company elects to
apply section 410(b)(4)(B) of the Code in determining whether the Plan satisfies the requirements of subsection 4(f) for Plan Years beginning after December 31, 1998, the Company may exclude from consideration all non-highly compensated employees who would not have been eligible to participate if the Plan contained the greatest age and service requirements permitted under section 410(a)(1)(A) of the Code.

                                (ii)       QNEC or Refund.  If the relationship
of the "actual deferral percentages" does not satisfy subsection 4(f)(i) for any Plan Year, the Participating Companies may make
"qualified nonelective contributions" (within the meaning of the regulations promulgated under section 401(k) of the Code) in an equal dollar amount for all or a class of eligible "nonhighly compensated employees". Such contributions shall be treated for all purposes of the Plan as contributions made by a Member under subsection 4(a) for the Plan Year for which they are made and shall be a subaccount of the Member's Salary Reduction Account. If the Participating Companies do not make such contributions or such contributions do not result in satisfaction of subsection 4(f)(i), then the Committee shall direct the Trustee to distribute the "excess contribution" (as defined below) for such Plan Year (plus any income and minus any loss allocable thereto for the Plan Year in which the contributions were made as determined under the Plan's method for allocating income and loss) within twelve months after the close of the Plan Year to the "highly compensated employees" on the basis of the amount of contributions attributable to each until the "excess contribution" is eliminated. The portion of the "excess contribution" attributable to a "highly compensated employee" is determined by reducing the dollar amount of contributions paid over to the Fund on behalf of the "highly compensated employees", starting with the highest dollar amount of such contributions, until the "excess contribution" is eliminated. The amount of "excess contributions" to be distributed shall be reduced by excess deferrals previously distributed for the taxable year ending in the same Plan Year and excess deferrals to be distributed for a taxable year shall be reduced by excess contributions previously distributed for the Plan Year beginning in such taxable year. Any refund made to a Member in accordance with this subsection shall be drawn from his Salary Reduction Account.

                                (iii)      Additional Definitions.  For purposes
of this subsection 4(f), the term "Member" shall mean each Employee eligible to make contributions under subsection 4(a) at any time during a Plan Year. The "actual deferral percentage" for a specific group of Members for a Plan Year shall be the average of the "actual deferral ratio" for each Member in the group for such Plan Year. The "actual deferral ratio" for a particular Member for a Plan Year shall be the ratio of the amount of contributions made under subsection 4(a) no later than twelve months after the close of the Plan Year for such Member out of amounts that would have been received by him in the Plan Year but for his election under subsection 4(a) and which are allocated to the Member on or before the last day of the Plan Year without regard to participation or performance of services thereafter to the Member's "compensation" for such Plan Year. For this purpose, "compensation" means compensation for service performed for a Participating Company which is currently includable in gross income or which is excludable from gross income pursuant to an election under a qualified cash or deferred arrangement under section 401(k) of the Code or a cafeteria plan under section 125 of the Code; provided, however, the Committee may elect to limit compensation for all Members to amounts paid during the portion of the Plan Year during which the Member was eligible to participate in the Plan or use any definition of compensation permissible under section 414) of the Code and the regulations thereunder. The "excess contribution" for any Plan Year is the excess of the aggregate amount of contributions paid over to the Fund pursuant to subsection 4(a) on behalf of "highly compensated employees" for such Plan Year over the maximum amount of such contributions permitted for "highly compensated employees" under subsection 4(f)(i).

                                (iv)       Aggregation of Contributions.  The
"actual deferral ratio" for any Member who is a "highly compensated employee" for the Plan Year and who is eligible to make elective contributions excludable from income under sections 401(k) and 402(a)(8) of the Code to any plan maintained by a Participating Company or a Related Entity shall be determined as if all such contributions were made under this Plan.

                                (v)        Aggregation of Plans.  In the event
that this Plan satisfies the requirements of section
401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of section 401(a)(4) or 410(b) of the Code only if aggregated with this Plan, then subsection 4(f)(i) shall be applied by determining the "actual deferral ratios" of Members as if all such plans were a single plan.

                                (vi)       Testing Alternatives.  To the extent
permitted by the Code, the Plan may treat
contributions  made under subsection 4(a) as contributions made under subsection
4(d),   and  vice  versa,   to  facilitate   satisfaction   of  any   applicable
nondiscrimination requirement.

                     (g) Compliance with Participating Company Matching Contributions Discrimination Tests.

                                (i)        Rule.  In no event shall the "actual
contribution  percentage" (as defined below) for
Members who are "highly compensated employees" for any Plan Year bear a relationship to the "actual contribution percentage" for Members who are not "highly compensated employees" which does not satisfy either subsection 4(g)(i)(A) or (B) below. The requirement of this subsection shall not apply to Members who participate in this Plan pursuant to a collective bargaining agreement, and any such Members shall be excluded from the testing group.

                                           (A)     The requirement shall be
satisfied for a Plan Year if the "actual contribution percentage" for the Plan Year for the group of Members who are "highly compensated employees" for the Plan Year is not more than the "actual contribution percentage" for the preceding Plan Year of all Members who are not "highly compensated employees" for the preceding Plan Year multiplied by 1.25.

                                           (B)     The requirement shall be
satisfied for a Plan Year if (1) the excess of the "actual contribution percentage" for the Plan Year for the Members who are "highly compensated employees" for the Plan Year over the "actual contribution percentage" of all Members who are not "highly compensated employees" for the preceding Plan Year is not more than two percentage points (or such lower amount as may be required by applicable regulations under the Code) and (2) the "actual contribution percentage" for the Plan Year for Members who are "highly compensated employees" for the Plan Year is not more than the "actual contribution percentage" for the preceding Plan Year of all Members who are not "highly compensated employees" for the preceding Plan Year multiplied by two (or such lower multiple as may be required by applicable regulations under the
Code).

                                           (C)     The Plan may test using the
"actual contribution percentage" for non-highly compensated employees for the current Plan Year rather than the preceding Plan Year if the Administrator so elects in accordance with applicable rules promulgated pursuant to the Code. The Administrator may only revoke such an election in accordance with applicable rules promulgated pursuant to the Code. For the 1997 Plan Year, the Plan shall use the current Plan Year for the test. For the 1998 Plan Year, the Plan shall use the preceding Plan Year for the test.

                                           (D)     If the Company elects to
apply section 410(b)(4)(B) of the Code in determining whether the Plan satisfies the requirements of subsection 4(g) for Plan Years beginning after December 31, 1998, the Company may exclude from consideration all non-highly compensated employees who would not have been eligible to participate if the Plan contained the greatest age and service requirements permitted under section 410(a)(1)(A) of the Code.

                                (ii)       Refund.  If the relationship of the
"actual contribution percentages" does not satisfy subsection 4(g)(i) for any Plan Year, then the Administrator shall direct the Trustee to distribute the "excess aggregate contribution" (as defined below) for such Plan Year (plus any income and minus any loss allocable thereto for the Plan Year in which the contributions were made as determined under the Plan's method for allocating income and loss) within twelve months after the close of the Plan Year to the "highly compensated employees" on the basis of the amount of contributions attributable to each until the "excess aggregate contribution" is eliminated. The portion of the "excess aggregate contribution" attributable to a "highly compensated employee" is determined by reducing the dollar amount of contributions paid over to the Fund on behalf of the "highly compensated employees", starting with the highest dollar amount of such contributions, until the "excess aggregate contribution" is eliminated. Any refund made to a Member in accordance with this subsection shall be drawn from his Matching Account. Notwithstanding the foregoing, if a Member does not have a 100% nonforfeitable right to his Matching Account under subsection 8(d)(ii), the forfeitable portion of any amount withdrawn from his Matching Account shall be forfeited and the vested portion shall be distributed to the Member.

                                (iii)      Allocation of Forfeitures.  Any
amounts forfeited by "highly compensated employees" under this subsection shall be applied to reduce Participating Company contributions made pursuant to subsection 4(d). Notwithstanding the foregoing, no forfeiture arising under this subsection shall be allocated to the account of any "highly compensated employee."

                                (iv)       Additional Definitions.  For purposes
of this subsection 4(g), the term "Member" shall mean
each Employee not covered by a collective bargaining agreement eligible to receive a matching contribution under subsection 4(d) at any time during a Plan Year. The "actual contribution percentage" for a specific group of Members for a Plan Year shall be the average of the "actual contribution ratio" for each Member in the group for such Plan Year. The "actual contribution ratio" for a particular Member for a Plan Year shall be the ratio of the sum of (A) the amount of contributions made under subsection 4(d) no later than twelve months after the close of the Plan Year for such Member which are allocated to the Member on or before the last day of the Plan Year without regard to participation or performance of services thereafter plus (B) elective contributions of a non-highly compensated employee which are permitted to be treated as matching contributions under regulations promulgated under section 401(m) of the Code and (C) after tax employee contributions which are Annual Additions, to the Member's "compensation" for such Plan Year. For this purpose, "compensation" means compensation for service performed for a Participating Company which is currently includable in gross income or which is excludable from gross income pursuant to an election under a qualified cash or deferred arrangement under section 401(k) of the Code or a cafeteria plan under section 125 of the Code; provided, however, the Administrator may elect to limit compensation for all Members to amounts paid during the portion of the Plan Year during which the Member was eligible to participate in the Plan or use any definition of compensation permissible under section 414(s) of the Code and the regulations thereunder. The "excess aggregate contribution" for any Plan Year is the excess of the aggregate amount of matching contributions paid over to the Fund pursuant to subsection 4(d) on behalf of "highly compensated employees" for such Plan Year over the maximum amount of such matching contributions permitted for "highly compensated employees" under subsection 4(g)(i).

                                (v)        Aggregation of Contributions.  The
"actual contribution ratio" for any Member who is a "highly compensated employee" for the Plan Year and who is eligible to make after-tax contributions to any plan subject to section 415 of the Code maintained by a Participating Company or a Related Entity or to have employer matching contributions within the meaning of section 401(m)(4)(A) of the Code allocated to his account under two or more plans described in section 401(a) of the Code that are maintained by a Participating Company or a Related Entity shall be determined as if all such contributions were made under this Plan and each other plan.

                                (vi)       Aggregation of Plans.  In the event
that this Plan satisfies the requirements of section
401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of section 401(a)(4) or 410(b) of the Code only if aggregated with this Plan, then subsection 4(g)(i) shall be applied by determining the "actual contribution ratios" of Members as if all such plans were a single plan.

                                (vii)      Aggregate Limit -- Multiple Use of
Alternative Limitation.  The provisions of section
1.401(m)-2(b) of the regulations under section 401(m) of the Code are hereby incorporated by reference. If the limitation thereof is exceeded, it shall be corrected through reduction of the "actual contribution percentage" in the manner specified in subsection 4(g)(ii) with respect to "highly compensated employees" eligible under both subsection 4(a) and subsection 4(d) of the Plan.

                                (viii)     Testing Alternatives.  To the extent
 permitted by the Code, the Plan may treat
contributions  made under subsection 4(a) as contributions made under subsection
4(d),   and  vice  versa,   to  facilitate   satisfaction   of  any   applicable
nondiscrimination requirement.

                     (h) Payroll Taxes. The Participating Companies shall withhold from the Compensation of the Members and remit to the appropriate government agencies such payroll taxes and income withholding as the Company determines is or may be necessary under applicable statutes or ordinances and the regulations and rulings thereunder.

                     (i)        Rollovers.
                                ---------
                                (i)        Contributions.  Each Employee
eligible under subsection 3(e) and each Member actively employed by a Participating Company may contribute to the Fund an amount constituting an "eligible rollover distribution" from a "qualified trust," both within the meaning of section 402(c)(4) of the Code, from a previous employer's retirement plan (or an individual retirement account consisting solely of an "eligible rollover distribution" from a "qualified trust").

                                (ii)       Rollover Account.  Each Member's
contributions under subsection 4(i)(i), as adjusted for investment gain or loss and income or expense, constitute such Member's Rollover Account. A Member shall at all times have a nonforfeitable interest in the portion of his Accrued Benefit derived from his Rollover Account.

                                (iii)      Refunds.  If an Employee makes a
contribution under this subsection 4(i) which the Committee subsequently determines is not eligible for contribution under section 402 of the Code, then the Committee shall take such corrective action as it determines is necessary or appropriate under applicable law.

                     (j) Other Member Contributions. A Member shall not be permitted to make contributions to the Plan other than as permitted under subsection 4(a), 4(i) or 8(d)(iv).
                     (k) Transferred and Voluntary Contributions Accounts. A Member's Transferred Account and/or Voluntary
Contributions Account, if any, shall not be allocated any additional contributions but shall be adjusted for investment gain or loss and income or expense. A Member shall at all times have a nonforfeitable interest in the portion of his Accrued Benefit derived from his Transferred and/or Voluntary Contributions Accounts.

                     (l) Deductibility. All Participating Company contributions are expressly conditioned upon their deductibility for federal income tax purposes.
Nondeductible contributions shall be abated and to the extent permitted by applicable law, refunded, starting with contributions made under subsection 4(d).

50           MAXIMUM CONTRIBUTIONS AND BENEFITS

                     (a) Defined Contribution Limitation. In the event that the amount allocable to a Member from contributions to the Fund with respect to any Plan Year would cause the Annual Additions allocated to any Member under this Plan plus the Annual Additions allocated to such Member under any other plan maintained by a Participating Company or a Related Entity to exceed for any Limitation Year the lesser of (i) $30,000 (or an increased amount resulting from a cost-of-living increase pursuant to subsection 415(d) of the Code) or (ii) 25% of such Member's compensation (as defined in subsection 5(d)) for such Limitation Year, then such amount allocable to such Member shall be reduced by the amount of such excess to determine the actual amount of the contribution allocable to such Member with respect to such Plan Year. If the excess amount results from a reasonable error in determining the amount of contribution that may be made under subsection 4(a) without violating the limitation of this subsection, then the excess amount with earnings attributable thereto shall be refunded to the Member. If, (i) as a result of allocation of forfeitures, (ii) a reasonable error in estimating a Member's annual compensation (as defined in subsection 5(d)), or (iii) under other limited facts and circumstances that the Commissioner of Internal Revenue finds justify the availability of the remedy next following, the excess amount with earnings attributable thereto allocable to a Member's Accrued Benefit shall be held in a suspense account and shall be used to reduce contributions allocable to the Member for the next Limitation Year (and succeeding Limitation Years as necessary) provided the Member is covered by the Plan as of the end of the Limitation Year. However, if the Member is not covered by the Plan as of the end of the Limitation Year, then the excess amount shall be held unallocated in a suspense account and shall be allocated, after adjustment for investment gains or losses, among all Employees eligible to make contributions under subsection 4(a) for such Limitation Year as an equal percentage of their Compensation for such Limitation Year. No excess amount may be distributed to a Member or former Member.

                     (b) Combined Limitation. In addition to the limitation of subsection 5(a), if a Participating Company or a Related Entity maintains or maintained a defined benefit plan and the amount required to be contributed to the Fund with respect to any Plan Year would cause the aggregate amount allocated to any Member under all defined contribution plans maintained by any Participating Company or Related Entity to exceed the maximum allocation as determined in subsection 5(c), then such amount required to be contributed with respect to such Member shall be reduced by the amount of such excess to determine the actual amount of the contribution with respect to such Member for such Plan Year. Notwithstanding the foregoing, if an excess amount is contributed with respect to any Member, then the excess allocation shall be reallocated or held in a suspense account in accordance with subsection 5(a). The limitation of this subsection shall be applied to the Member's benefit from the defined benefit plan prior to reduction of the Member's Annual Additions under this Plan.

                     (c) Combined Limitation Computation. The maximum allocation is the amount of Annual Additions which may be allocated to a Member's benefit without permitting the sum of the defined benefit plan fraction (as hereinafter defined) and the defined contribution plan fraction (as hereinafter defined) from exceeding 1.0 for any Limitation Year. The defined benefit plan fraction applicable to a Member for any Limitation Year is a fraction, the numerator of which is the projected annual benefit of the Member under the plan determined as of the close of the Limitation Year and the denominator of which is the lesser of (i) the product of 1.25 multiplied by the maximum then permitted dollar amount of straight life annuity payable under the defined benefit plan maximum benefit provisions of the Code and (ii) the product of 1.4 multiplied by the maximum permitted amount of straight life annuity, based on the Member's compensation, payable under the defined benefit plan maximum benefit provisions of the Code. For purposes of this subsection 5(c), a Member's projected annual benefit is equal to the annual benefit, expressed in the form of a straight life annuity, to which the Member would be entitled under the terms of the defined benefit plan based on the assumptions that (i) the Member will continue employment until reaching his normal retirement age under the plan (or current age, if later) at a rate of compensation equal to that for the Limitation Year under consideration and (ii) all other relevant factors used to determine benefits under the plan for the Limitation Year under consideration will remain constant for future Limitation Years. The defined contribution plan fraction applicable to a Member for any Limitation Year is a fraction, the numerator of which is the sum of the Annual Additions for all Limitation Years allocated to the Member as of the close of the Limitation Year and the denominator of which is the sum of the lesser, separately determined for each Limitation Year of the Member's employment with a Participating Company or Related Entity, of (i) the product of 1.25 multiplied by the maximum dollar amount of Annual Additions which could have been allocated to the Member under the Code for such Limitation Year and (ii) the product of 1.4 multiplied by the maximum amount, based on the Member's compensation, of Annual Additions which could have been allocated to the Member for such Limitation Year. (d) Definition of "Compensation" for Code Limitations. For purposes of the limitations on the allocation of Annual Additions to a Member and maximum benefits under a defined benefit plan as provided for in this Section 5, "compensation" for a Limitation Year shall mean the sum of amounts paid by a Participating Company or a Related Entity to the Member with respect to personal services rendered by the Member during the Limitation Year plus (i) amounts received by the Member (A) through accident or health insurance or under an accident or health plan maintained or contributed to by a Participating Company or a Related Entity and which are includable in the gross income of the Member, (B) through a plan contributed to by a Participating Company or a Related Entity providing payments in lieu of wages on account of a Member's permanent and total disability, or (C) as a moving expense allowance paid by a Participating Company or a Related Entity and which are not deductible by the Member for federal income tax purposes; (ii) the value of a non-statutory stock option granted by a Participating Company or a Related Entity to the Member to the extent included in the Member's gross income for the taxable year in which it was granted; and (iii) the value of property transferred by a Participating Company or a Related Entity to the Member which is includable in the Member's gross income due to an election by the Member under section 83(b) of the Code. For Plan Years beginning after December 31, 1997, (i) elective deferrals as defined in section 402(g)(3) of the Code, and
(ii) any amount which is contributed or deferred by a Participating Company or Related Entity at the election of an Employee and which is not included in gross income of the Employee by reason of section 125 or 457 of the Code shall be included in "Compensation". "Compensation" shall not include (i) contributions made by a Participating Company or a Related Entity to a deferred compensation plan to the extent that, before application of the limitations of section 415 of the Code to the plan, such contributions are not includable in the Member's gross income for the taxable year in which contributed, except as provided in the preceding provision; (ii) Participating Company or Related Entity contributions made on behalf of a Member to a simplified employee pension plan to the extent they are deductible by the Member under section 219(b) of the Code, (iii) distributions from a deferred compensation plan (except from an unfunded nonqualified plan when includable in gross income), (iv) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by a Member either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, (v) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified or incentive stock option, and (vi) other amounts which receive special tax benefits such as premiums for group term life insurance (to the extent excludable from gross income), except that for periods after December 31, 1997, elective deferrals under sections 402(g)(3), 125 or 457 of the Code shall not be excluded.

                     (e) Transition Provision. Notwithstanding the foregoing provisions of this Section 5, the benefit of a Member on January 1, 1987 under a defined benefit pension plan shall not be less than it was on December 31, 1986 by reason of the reduction in the dollar limit of section 415(b) of the Code which then became effective. However, amounts in excess of the limitation by reason of changes in the terms and conditions of a defined benefit pension plan made after May 5, 1986 shall not be preserved.

60           ADMINISTRATION OF FUNDS

                     (a) Investment Control. The management and control of the assets of the Plan shall be vested in the Trustee designated from time to time by the Company through its Board of Directors; provided, however, the Company through its Board of Directors may appoint one or more Investment Managers to manage, acquire or dispose of any assets of the Plan. The Committee shall instruct the Trustee or an Investment Manager to establish Investment Categories for selection by the Members and may at any time add to or delete from the Investment Categories.

                     (b) Employer Stock. The Committee also shall direct the Trustee to establish two frozen Investment
Categories, one consisting solely of PrimeSource Stock and the other consisting solely of the common stock of Tasty Baking Company. Each such Investment Category shall hold shares of common stock transferred to this Plan from a Prior Plan. No amounts invested in any other Investment Category and no new contributions shall be transferred or allocated to such Investment Categories. All dividends or other distributions, other than distributions of stock, with respect to a frozen Investment Category shall be invested in accordance with uniform procedures specified by the Committee, in additional shares or, if the Committee permits, in one or more of the Investment Categories established under subsection 6(a). A Member may elect in accordance with subsection 6(c) that all or a portion of the common stock held for his benefit in a frozen Investment
Category be liquidated for reinvestment in one or more Investment Categories established under subsection 6(a). Notwithstanding the foregoing, no person who is an officer of the Company shall be permitted to liquidate his interest in such Investment Categories until such time as determined by counsel to the Company that such liquidation can be made without penalty or violation of any applicable securities law.

                     (c         Member Elections.  In accordance with rules
established by the Committee and subject to subsection
6(b), each Member shall have the right to designate the Investment Category or Categories in which new contributions allocated to and prior balances held for such Member are invested. Any designation or change in designation of Investment Category shall be made in such manner and subject to such limitations as the Committee shall from time to time specify. The designation or change shall become effective as of the date specified by the Committee on or after which it is received. Any election of Investment Category by any Member shall, on its effective date, cancel any prior election. The right to elect Investment Categories as set forth herein shall be the sole and exclusive investment power granted to Members. The Committee may limit the right of a Member (i) to increase or decrease his contributions to a particular Investment Category, (ii) to transfer amounts to or from a particular Investment Category or (iii) to transfer amounts between particular Investment Categories, if such limitation is required by the rules establishing an Investment Category. The Committee may promulgate separate accounting and administrative rules to facilitate the establishment or maintenance of an Investment Category.

                     (d         No Member Election.  If a Member does not make a
written election of Investment Category, then, except as provided at subsection 6(b), the Committee shall direct that all amounts allocated to such Member be invested in the Investment Category which, in the opinion of the Committee, best protects principal.

                     (e         Facilitation.  Notwithstanding any instruction
from any Member for investment of funds in an Investment Category as provided for herein, the Trustee shall have the right to hold uninvested or invested in a short-term investment fund any amounts intended for investment or reinvestment until such time as investment may be made in accordance with subsection 6(b) or 6(c) and the Trust Agreement.

                     (f         Valuations.  The Fund and each Investment
Category shall be valued at fair market value as of each Valuation Date.
                     (g         Allocation of Gain or Loss.  The Trustee may
maintain separate accounts for each Member's investment
in each Investment Category. If separate accounts are not maintained, then any increase or decrease in the market value of each Investment Category of the Fund since the preceding Valuation Date and all accrued income or expense and realized profit or loss shall be added to or deducted from the account of each Member in the ratio that each Member's account in such Investment Category at the prior Valuation Date adjusted on a uniform basis to reflect contributions and withdrawals during the valuation period bears to the total of all such adjusted accounts in such Investment Category; provided, however, such allocation for the first period following the establishment of an Investment Category shall be made based on the ratio that the amount allocated to each Member in such Investment Category in the period bears to the total amount allocated to such Investment Category in the period.

                     (h         Bookkeeping.  The Committee shall direct that
separate bookkeeping accounts be maintained to reflect each Member's Salary Reduction Account, elective contributions under subsection 4(a), Matching Account, Rollover Account, Transferred Account and Voluntary Contributions Account.

                     (i         Tender Offers.  Upon commencement of a tender
offer for PrimeSource Stock or Tasty Baking Company common stock, the Trustee shall notify each Member whose Accrued Benefit is invested in the stock which is the subject of the tender offer and utilize its best efforts to timely distribute or cause to be distributed to the Member the same information that is distributed to shareholders of the issuer in connection with the tender offer. Each affected Member shall have the right to direct the Trustee in writing to tender or not to tender some or all of the shares credited to him. The Trustee shall tender or not tender shares as the Member directs. The Trustee shall not tender shares for which it has received no directions from the Member.

                     (j         Voting Company Stock. Each Member shall have the
right to direct the Trustee as to the manner in which the Trustee is to vote that number of shares of PrimeSource Stock or Tasty Baking Company common stock credited to his accounts in accordance with procedures established by the Trustee. The Trustee shall vote the shares as the Member directs. The Trustee shall vote shares for which it has received no directions from the Member in the same proportion as the shares for which it has received instructions.

7.           BENEFICIARIES AND DEATH BENEFITS

                     (a         Designation of Beneficiary.  Each Member shall
have the right to designate one or more beneficiaries and contingent beneficiaries to receive any benefit to which such Member may be entitled hereunder in the event of the death of the Member prior to the complete distribution of such benefit by filing a written designation with the Committee on the form prescribed by the Committee. Such Member may thereafter designate a different beneficiary at any time by filing a new written designation with the Committee. Notwithstanding the foregoing, if a married Member designates a beneficiary other than his spouse, such designation shall not be valid unless the spouse consents thereto in writing witnessed by a notary public or authorized representative of the Plan. A spouse's consent given in accordance with the Committee's rules shall be irrevocable by the spouse with respect to the beneficiary then designated by the Member unless the Member makes a new beneficiary designation. Any written designation shall become effective only upon its receipt by the Committee or its designee. If the beneficiary designated pursuant to this subsection dies on or before the commencement of distribution of benefits and the Member fails to make a new designation, then his beneficiary shall be determined pursuant to subsection 7(b). Notwithstanding the above, to the extent provided in a qualified domestic relations order (within the meaning of section 414(p) of the Code) the former spouse of the Member may be treated as the spouse of the Member for purposes of this subsection, and the current spouse will not be treated as the Member's spouse for such purposes.

                     (b         Beneficiary Priority List.If (i) a Member omits
or fails to designate a beneficiary, (ii) no designated beneficiary survives the Member or (iii) the Committee determines that the Member's beneficiary designation is invalid for any reason, then the death benefits shall be paid to the Member's surviving spouse, or if the Member is not survived by his spouse, then to the Member's estate. If the Member's designated beneficiary dies after the Member but before distribution of benefits, then the death benefits shall be paid to the beneficiary's estate.

                     (c         Proof of Death.  The Committee may, as a
condition precedent to making payment to any beneficiary, require that a death certificate, burial certificate or other evidence of death acceptable to it be furnished.

                     (d         Divorce.  If a Member designates his spouse as
beneficiary and subsequent to making the designation a decree of divorce is issued which terminates the Member's marriage to such spouse, then the Member's prior beneficiary designation shall be invalid and, unless the Member makes a new designation, the Member shall be treated as having died without designating a beneficary.

8.           BENEFITS FOR MEMBERS

             The following are the only post-employment benefits provided by the
Plan:

                     (a         Retirement Benefit

                                (i         Valuation.  Each Member who retires
on or after his
Normal Retirement Date shall be entitled to a retirement benefit equal to 100% of the Member's Accrued Benefit on the Valuation Date as of which his Accrued Benefit is liquidated for distribution. Distribution will be made at the time and in the manner provided by Section 9. The Accrued Benefit of a Member who continues in Service after his Normal Retirement Date shall become nonforfeitable upon his attaining his Normal Retirement Date.

                                (ii        Late Retirement.  A Member who
continues employment beyond his Normal Retirement Date shall continue to participate in the Plan.
                     (b         Death Benefit.  In the event of the death of a
Member, 100% of the Member's Accrued Benefit on the
Valuation Date after his death as of which his Accrued Benefit is liquidated for distribution shall constitute his death benefit and shall be distributed pursuant to Sections 7 and 9 (i) to his designated beneficiary or (ii) if no designation of beneficiary is then in effect, to the beneficiary determined pursuant to subsection 7(b).

                     (c         Disability Benefit.  In the event a Member
suffers a Disability before actual retirement, 100% of the Member's Accrued Benefit on the Valuation Date after his Disability occurs as of which his Accrued Benefit is liquidated for distribution shall constitute his Disability benefit.

                     (d         Termination of Employment Benefit

                                (i         Valuation.  In the event a Member
terminates employment with all Participating Companies
and all Related Entities for reasons other than those covered by subsections 8(a)-8(c) above, the Member shall be entitled to receive a benefit equal to 100% of his Accrued Benefit derived from his Salary Reduction, Rollover, Transferred and Voluntary Contributions Accounts and the nonforfeitable portion (as determined under the vesting schedule at subsection 8(d)(ii)) of the Member's Matching Account, on the Valuation Date on which his Accrued Benefit is liquidated for distribution.

                                (ii        Vesting Schedule.  The nonforfeitable
 portion of a Member's Accrued Benefit derived from his Matching Account is determined from the table below.
                                                                  Nonforfeitable

     Period of Service                                                Percentage

     Less than 1 year   0%
     1 year but less than 2 years                                            20%
     2 years but less than 3 years                                           40%
     3 years but less than 4 years                                           60%
     4 years but less than 5 years                                           80%
     5 years or more                                                        100%

                                (iii)      Special Vesting Rules

                                           (A)     Any Member who was a
participant in the Plan on January 1, 1994 shall have a 100% nonforfeitable right to his Matching Account without regard to his length of Service.
                                           (B)     Any Member who was a
participant in the Dixie Type and Supply Co. Inc. 401(k)
Retirement Plan on September 30, 1998 shall have a 100% nonforfeitable right to his Matching Account without regard to his length of Service.

                                (iii       Crediting Service.  For purposes of
determining Service under subsection 8(d)(ii), the
following rules shall apply.
                                           (A0     If a Member has a Break in
Service, then his Period of Service thereafter shall not be taken into account for purposes of determining the nonforfeitable percentage of the Member's Accrued Benefit derived from Participating Company contributions which accrued prior to such Break in Service.

                                           (B0     If a Member has a Break in
Service and no nonforfeitable interest, then his Periods of Service prior to such Break in Service shall not be credited for any purpose.

                                           (C0     In all other cases, a Member
shall receive credit for all his Periods of Service.
                                (iv        Cashouts.  If a Member has no
nonforfeitable interest in his Matching Account upon
termination of employment or if distribution of his Matching Account is made to a Member on account of termination of employment prior to the date on which the Member has a Break in Service and the Member returns to employment covered by the Plan, the Member's Matching Account shall subsequently be determined without regard to the portion thereof derived from predistribution employment provided the Member (A) received distribution of the entire present value of the nonforfeitable portion of his Matching Account at the time of distribution, (B) the amount of the distribution was not more than $5,000 or the Member voluntarily elected to receive the distribution, and (C) the Member upon return to employment covered by the Plan does not repay the full amount of the distribution before the earlier of suffering a Break in Service commencing after the withdrawal or five years after the first date on which the Member is subsequently reemployed by a Participating Company. If timely repayment is made, the Member's Matching Account shall equal the sum of the repayment and the forfeitable portion of the Member's Matching Account on the date of distribution, unadjusted by gains or losses subsequent to the distribution. If a Member who had no nonforfeitable interest in his Matching Account returns to employment, he shall be deemed to have made repayment on the date he first again is credited with an Hour of Service. Restoration shall be made first from forfeitures in the Plan Year of repayment and second from Participating Company contributions.

                                (v         Transition Rules.  No Member's
nonforfeitable percentage shall be less on the Restatement
Effective Date that it was on the day before the Restatement Effective Date for any reason other than a forfeiture which occurred on such date. For Plan Years prior to 1999, "$3,500" shall be substituted for "$5,000" in subsection 8(d)(iv).

                     (e         Time of Forfeiture. The nonvested portion of the
Matching Account of a Member (i) who separates with
no vested interest therein or (ii) who receives a distribution prior to a Break in Service shall be forfeited on the date of (i) separation or (ii) distribution, as the case may be, subject to the right to restoration. The nonvested portion of the Matching Account of any other Member shall be forfeited on the last day of the Plan Year in which the Member suffers a Break in Service. Forfeitures shall be applied to offset the Participating Company matching contributions for the Plan Year in which the forfeiture occurs or to pay Plan expenses.

9.           DISTRIBUTION OF BENEFITS

                     (a         Commencement

                                (i         Vested and Retirement Benefits.
Generally, vested and retirement benefits shall begin to be paid as soon after the Member's termination of employment as the Member requests in writing, but not sooner than 30 days after the Member receives the notice required by section 1.411(a)-11(c) of the regulations under section 411(a)(11) of the Code unless the Member receives written notice that he has a right to a period of at least 30 days after receipt of the notice to consider whether or not to elect a distribution and affirmatively elects after receipt of the notice to accept a distribution rather than the rollover provided for under subsection 9(i).

                                (ii        Limitation and Required Commencement
Date. In no event other than with the written consent of the Member shall the payment of benefits commence later than the 60th day after the close of the Plan Year in which the latest of the following occurs:

                                           (A0   The Member's Normal Retirement
                                                 Date;
                                           (B0   The Member's termination of
                                                 employment; or
                                           (C0   The tenth anniversary of the
                                                 year in which the Member first
                                                 commenced
participation in the Plan.
Furthermore, distribution of benefits must commence on or before the April 1st of the calendar year following the calendar year in which the Member attains age 70-1/2 or has a Severance Date, whichever is later; provided, however, if a Member was a 5% owner (as defined in section 416 of the Code) with respect to the Plan at any time during the Plan Year ending in the calendar year in which he attained age 70-1/2, then distribution of benefits must commence no later than the April 1st of the calendar year following the calendar year in which the Member attains age 70-1/2.

                                (iii       Death Benefits.  The payment of death
 benefits under the Plan shall be made at such time as the Member's beneficiary shall request but not later than the December 31st of the fifth calendar year following the calendar year of the Member's date of death.

                     (b         Benefit Forms

                                (i         Vested and Retirement Benefits.  A
Member entitled to benefit distribution under subsection
8(a), 8(c) or 8(d) may elect a lump sum distribution, installment payments over a period not to exceed the life expectancy of the Member and his beneficiary, or a portion paid as a lump sum and a portion paid in installments over a period not to exceed life expectancy of the Member and his beneficiary commencing before the required commencement date under subsection 9(a)(ii).

                                (ii        Transferred Accounts.  Subsection 15
(c) provides additional forms of distribution for certain Transferred Accounts.
                                (iii       Death Benefits.  Death benefits shall
 be distributed in one lump sum; provided, however, if distribution in installments commenced before the Member's death, then the installment payments shall continue unless the Member's beneficiary elects a lump sum payment.

                     (c         Benefit Election.  The election or change of
election of a time or method of distribution of benefits
shall be in writing on forms prescribed by the Committee.
                     (d         Distributions in Kind.  A Member may direct that
 the portion of his Accrued Benefit held in PrimeSource Stock or Tasty Baking Company common stock be distributed to him in kind, except that the value of a fractional share shall be distributed in cash.

                     (e         Deferred Payments and Installments.  If benefits
 are to be paid directly by the Trustee in installments or if the payment of benefits is to be deferred, the undistributed value of the benefit shall be retained in the Fund subject to the administrative provisions of the Plan and the Trust Agreement.

                     (f         Withholding.  All distributions under the Plan
are subject to federal, state and local tax withholding
as required by applicable law as in effect from time to time.
                     (g         Compliance with Code Requirements.  All forms of
 benefit distributions and required benefit commencement dates shall be subject to and in compliance with section 401(a)(9) of the Code and the regulations thereunder, including the minimum distribution incidental benefit requirement. Unless the Member irrevocably elects to the contrary at the time required distributions under section 401(a)(9) of the Code begin, required minimum distributions shall be based on the life expectancy of the Member, as determined under the Code, without recalculation. The provisions of section 401(a)(9) of the Code and the regulations thereunder, including proposed regulation sections 1.401(a)(9)-1 and 2, shall override any provision of the Plan inconsistent therewith.

                     (h         Distribution Limitations.  Amounts contributed
pursuant to subsection 4(a) of the Plan shall not be distributed earlier than upon occurrence of one of the following events:
                                (i)        The Member's retirement, death,
disability or separation from service (within the meaning of sections 401(a) and (k) of the Code);
                                (ii)       The termination of the Plan without
establishment or maintenance of another defined contribution plan (other than an ESOP or SEP);
                                (iii)      The Member's attainment of age 59-1/2
 or suffering hardship;

                                (iv)       The sale or other disposition by a
Participating Company to an unrelated corporation of substantially all of the assets used in a trade or business, but only with respect to employees who continue employment with the acquiring corporation and provided the acquiring corporation does not maintain the Plan after the disposition; and

                                (v)        The sale or other disposition by a
Participating Company of its interest in a subsidiary to an unrelated entity but only with respect to employees who continue employment with the subsidiary and provided the acquiring entity does not maintain the Plan after the disposition. Subsections 9(h)(ii), (iv) and (v), above, apply only if the distribution is in the form of a lump sum. Subsections 9(h)(iv) and (v), above, apply if the transferor corporation continues to maintain the Plan. This subsection 9(h) shall not be construed as giving a Member a right to a distribution not otherwise expressly provided for by another subsection of the Plan.

                     (i         Rollover Election. Notwithstanding any provision
 of the Plan to the contrary that would otherwise limit a "distributee's" election under this subsection, a "distributee" may elect, at the time and in the manner prescribed by the Committee, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the "distributee" in a "direct rollover". For purposes of this subsection, the definitions specified below shall apply:

                                (i)        Eligible Rollover Distribution.  An
eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any hardship distribution described in section 401(k)(2)(B)(i)(IV) of the Code made after December 31, 1999; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                                (ii)       Eligible Retirement Plan. An eligible
retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

                                (iii)      Distributee.  A distributee includes
an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                                (iv)       Direct Rollover.  A direct rollover
is a payment by the Plan to the eligible retirement plan specified by the distributee.

10.          IN-SERVICE DISTRIBUTIONS

                     (a         General Rule.  Except as provided in subsections
10(b)-10(d) below or in Section 15, a Member shall
not be permitted to receive any distribution from the Plan prior to his Severance Date.
                     (b         Elective Distributions.  A Member may elect that
 all or a portion of his Rollover and Voluntary
Contributions Accounts be distributed to him by delivery of a request to the Committee on the form or in the manner the Committee prescribes for that purpose.

                     (c         Age 59-1/2. A Member who has attained age 59-1/2
may elect that all or a portion of his
nonforfeitable Accrued Benefit be distributed to him by delivery of a request to the Committee on the form or in the manner the Committee prescribes for that purpose.

                     (d         Hardship.A Member shall have the right to
receive an in-service distribution from his nonforfeitable
Accrued Benefits on account of hardship. A distribution is on account of hardship only if the distribution both (i) is made on account of an immediate and heavy financial need of the Member and (ii) is necessary to satisfy such financial need.

                                (i         Need.  A distribution shall be deemed
to be made on account of an immediate and heavy financial need of the Member if the distribution is on account of (A) medical expenses described in section 213(d) of the Code incurred or to be incurred by the Member, the Member's spouse or any dependent of the Member (as defined in section 152 of the Code); (B) purchase (excluding mortgage payments) of a principal residence for the Member; (C) payment of tuition and related educational fees, including room and board expenses, for the next twelve months of post-secondary education for the Member, the Member's spouse, child or any dependent of the Member (as defined in section 152 of the Code); (D) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or (E) such other reason as the Commissioner of Internal Revenue specifies as a deemed immediate and heavy financial need through the publication of regulations, revenue rulings, notices or other documents of general applicability.

                                (ii        Satisfaction of Need.  A distribution
 shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Member only if all of the requirements or conditions set forth below are satisfied or agreed to by the Member, as appropriate.

                                           (A0     The distribution is not in
excess of the amount of the immediate and heavy
financial need of the Member, which amount shall be deemed to include anticipated federal, state and local income taxes and penalties.
                                           (B0     The Member has obtained all
distributions, other than hardship distributions, and all nontaxable loans currently available under all plans subject to section 415 of the Code maintained by any Participating Company or any Related Entity.

                                           (C0     The Member's elective
contributions under this Plan and each other deferred compensation plan (within the meaning of regulations under section 401(k) of the Code) maintained by a Participating Company or a Related Entity in which the Member participates shall be suspended for twelve full calendar months after receipt of the distribution.

                                           (D0     The Member does not (and
is not permitted to) make elective contributions under
this Plan or any other plan maintained by a Participating Company or a Related Entity for the year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 402(g) of the Code for such next taxae year reduced by the amount of the Member's elective contributions for the taxable year of the hardship distribution.
                                (iii     Limitations.  Distributions on account
of hardship shall be limited to the sum of (A) the
                                           -----------
Member's elective contributions under subsection 4(a) plus elective contributions to a Prior Plan, (B) income credited to the Member's Transferred Account for elective contributions as of December 31, 1988, (C) the nonforfeitable portion of the Member's Matching Account and (D) the Member's Rollover Account. A distribution under subsection 10(d) shall be charged first against the Member's Rollover Account then against the nonforfeitable portion of the Member's Matching Account and then against the Member's Salary Reduction Account. The Committee may prescribe rules with respect to the order of Investment Category from which the distribution shall be paid.

                                (iv        Prior Withdrawal.  A Member shall not
 be permitted to receive a distribution under this subsection 10(d) until he has withdrawn all amounts which are withdrawable under subsections 10(b) and (c).

                     (e         Special Vested Balance Calculation Rule.  If a
distribution is made to a Member under this Section from a Member's Matching Account at a time when his interest therein is not 100% nonforfeitable, then a separate bookkeeping account and calculation shall be established for such Member and be retained until the earlier of the date on which the Member's Matching Account becomes 100% nonforfeitable or the Member forfeits the forfeitable portion of his Matching Account to reflect the Member's nonforfeitable interest in the remainder of his Matching Account. Under such separate accounting, the Member's nonforfeitable interest at any relevant time shall be determined according to the formula X = P [AB + (RxD)] - (RxD) where:

                                           P  =    the Member's nonforfeitable
percentage under subsection 8(d) at the relevant time;

                                          AB  =    the Member's Accrued Benefit
derived from his Matching Account at the relevant time;

                                           D =    the amount of the distribution
 from the Member's Accrued Benefit deriving from his
                                                   Matching Account; and

                                           R       = the  ratio of the  Member's
                                                   Accrued  Benefit derived from
                                                   his  Matching  Account at the
                                                   relevant time to such Accrued
                                                   Benefit       after       the
                                                   distribution.

11.          LOANS

                     (a         Availability.  The Committee shall direct that a
 bona fide loan be made from the Fund to any Member who requests the same, provided the Member (i) pays any application or processing fee which the Committee uniformly charges with respect to loan requests and (ii) on the date the loan would be disbursed is employed by a Participating Company or Related Entity. All such loans shall be subject to the requirements of this Section which shall be deemed to include written rules prescribed by the Committee from time to time with respect to loans. Eligibility for and the rules with respect to loans shall be uniformly applied.

                     (b         Minimum Requirements.  Loans shall be subject to
 the following rules:

                                (i         Principal Amount.The principal amount
 of the loan to a Member may not be less than $1,000
                                           ----------------
and may not exceed, when added to the outstanding balance of all other loans to the Member from the Plan, the lesser of (A) $50,000, reduced by the excess of the highest outstanding balance of loans to the Member from the Plan during the one-year period ending on the day before the date on which such loan was made over the outstanding balance of loans to the Member from the Plan on the date on which such loan is made or (B) 50% of the Member's nonforfeitable Accrued Benefit on the date on which the loan is made.

                                (ii        Maximum Term.  The term of the loan
may not exceed five years. If a Member's employment with all Participating Companies and Related Entities terminates for any reason, the loan shall be due and payable on the last day of the calendar quarter following the calendar quarter in which employment terminated.

                                (iii       Interest Rate.  The interest rate
shall be a rate charged by commercial lenders for comparable loans on the date the loan request is approved, as determined by the Committee.
                                (iv        Repayment.  The loan shall be repaid
 over its term in level installment payments corresponding to the Member's payroll period. As a condition precedent to approval of the loan, the Member shall be required to authorize payroll withholding in the amount of each installment for all periods he is employed by a Participating Company. Notwithstanding the foregoing, the loan repayment of a Member who is in qualified military service within the meaning of section 414(u) of the Code shall be suspended to the extent permitted by section 414(u) of the Code.

                                (v         Collateral. The loan shall be secured
by 50% of the Member's nonforfeitable Accrued Benefit.
                                (vi        Distribution of Accrued Benefit.  If
the nonforfeitable portion of a Member's Accrued
Benefit is to be distributed prior to the Member's payment of all principal and accrued interest due on any loan to such Member, the distribution shall include as an offset the amount of unpaid principal and interest due on the loan and the note shall be distributed.

                                (vii       Notes.  All loans shall be evidenced
by a note containing such terms and conditions as the Committee shall require.
                                (viii      Multiple Loans.  A Member shall be
permitted only one outstanding loan at any time.
                                (ix)       Fees.  The Committee may adopt a rule
 pursuant to subsections 2(h) and 11(a) of the Plan
imposing a  reasonable  fee on a Member who  borrows  under this  Section 11 for
processing  his  loan   application,   preparing  his  loan   documentation   or
administering his loan.

                     (c         Accounting.  The Committee may prescribe rules
with respect to the order of the accounts and Investment Categories from which the principal amount of any loan shall be drawn. The loan shall be treated as a separate Investment Category of the borrowing Member. All payments of principal and interest with respect to such loan shall be credited to the borrowing Member, with repayment of principal credited to the Member's accounts from which it was withdrawn in the order the Committee prescribes. The repayment shall be invested in accordance with the Member's current election for new contributions.

12.          TITLE TO ASSETS

             No person or entity shall have any legal or equitable right or interest in the contributions made by any Participating Company, or otherwise received into the Fund, or in any assets of the Fund, except as expressly provided in the Plan.

13.          AMENDMENT AND TERMINATION

                     (a         Amendment.  The provisions of this Plan may be
amended by the Board of Directors (or its delegee as
authorized by subsection 2(d)) from time to time and at any time in whole or in part, provided that no amendment shall be effective unless the Plan as so amended shall be for the exclusive benefit of the Members and their beneficiaries, and that no amendment shall operate to deprive any Member of any rights or benefits accrued to him under the Plan prior to such amendment. Further, no amendment to the Plan's vesting schedule shall reduce the nonforfeitable percentage of any Member to an amount less than it was on the later of the amendment's effective date or adoption date as determined without regard to such amendment. Further, each Member who has completed three years of Service on the later of the date an amendment to the Plan's vesting schedule is adopted or effective shall have his nonforfeitable percentage determined without regard to the amendment if such disregard provides a greater nonforfeitable percentage.

                     (b         Termination. While it is the Company's intention
to continue the Plan in operation indefinitely, the
Company nevertheless expressly reserves the right by action of the Board of Directors to terminate the Plan in whole or in part or discontinue contributions. Any such termination, partial termination or discontinuance of contributions shall be effected only upon condition that such action is taken as shall render it impossible for any part of the corpus of the Fund or the income therefrom to be used for, or diverted to, purposes other than the exclusive benefit of the Members and their beneficiaries.

                     (c         Conduct on Termination.  If the Plan is to be
terminated at any time, the Company shall give written notice to the Trustee which shall thereupon revalue the assets of the Fund and the accounts of the Members as of the date of termination, partial termination or discontinuance of contributions and, after discharging and satisfying any obligations of the Plan, shall allocate all unallocated assets to the Accrued Benefits of the Members at the date of termination, partial termination or discontinuance of contributions in accordance with subsection 6(g). Upon termination, partial termination or discontinuance of contributions, the Accrued Benefits of Members affected thereby shall become fully vested and shall not thereafter be subject to forfeiture in whole or in part. The Committee shall instruct the Trustee to continue to control and manage the Fund for the benefit of Members to whom distributions will be made at the time and in the manner provided in Section 9. Notwithstanding the foregoing, incident to a termination or a discontinuance of contributions, the Company may amend the Plan and the Trust Agreement to provide for distribution of Accrued Benefits to each affected Member provided such distribution does not violate any applicable provision of subsection 9(h) of the Plan or section 401(a) or 401(k) of the Code.

14.          LIMITATION OF RIGHTS

                     (a         Alienation.  None of the payments, benefits or
rights of any Member shall be subject to any claim of any creditor of such Member and, in particular, to the fullest extent permitted by law, shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Member. No Member shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he may expect to receive, contingently or otherwise, under this Plan, except the right to designate a beneficiary or beneficiaries in accordance with the Plan. This subsection shall not apply to the enforcement of a federal tax levy made pursuant to the Code, the collection by the United States on a judgment resulting from an unpaid tax assessment, the pledging of a Member's Accrued Benefit as security for a loan made to such Member under Section 11 or any other exception set forth in the regulations under section 401(a)(13) of the Code.

                     (b         Qualified Domestic Relations Order Exception.
Subsection 14(a) shall not apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Member under a qualified domestic relations order within the meaning of section 414(p) of the Code. Notwithstanding Sections 8-10, distribution to an alternate payee pursuant to a qualified domestic relations order shall be made (i) at the time specified in such order or (ii) if the order permits, as soon after the Committee approves the order as is administratively feasible provided such distribution is permitted under applicable provisions of the Code.

                     (c         Employment.  Neither the establishment of the
Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefit shall be construed as giving any Member or Employee, or any person whomsoever, any legal or equitable right against any Participating Company, the Trustee or the Committee, unless such right shall be specifically provided for in the Trust Agreement or the Plan or conferred by affirmative action of the Company, the Trustee or the Committee in accordance with the terms and provisions of the Plan or as giving any Member or Employee the right to be retained in the employ of any Participating Company. All Members and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

15.          MERGERS, CONSOLIDATIONS OR TRANSFERS OF PLAN ASSETS

                     (a         General Rule.  In the case of any Plan merger or
Plan consolidation with, or transfer of assets or liabilities of the Plan to, any other plan, each Member in the Plan must be entitled to receive a benefit immediately after the merger, consolidation, or transfer (if the Plan were then to terminate) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had been terminated).

                     (b         Protected Benefits.  A Member shall have all of
the benefits, rights or features provided by the Prior
Plan which are protected under section 411(d)(6) of the Code with respect to a Transferred Account. The Committee shall provide for separate recordkeeping for a Member's Transferred Account and such additional subaccounts as may be necessary to comply with the requirements of this subsection. Except to the extent necessary to comply with the requirements of this subsection or an express provision of the Plan, all Transferred Accounts shall be subject to the general provisions of the Plan applicable to the type of account to which they would have been credited had the amounts initially been contributed to this Plan.

                     (c         Special Provisions Applicable to Transferred
Accounts from the Momentum Money-Maker 401(k) Retirement Plan and the Onondaga Litho Supply Co., Inc. Employees' Profit Sharing and Retirement Plan.

                                (i         Distribution Options.  The following
additional distribution options shall apply to Transferred Accounts from the Momentum and Onondaga Plans.
                                           (A0  a straight life annuity for the
                                           Member's life;

                                           (B0     a joint and survivor annuity
                                           with the Member's spouse as
                                           contingent annuitant for an
                                           amount at least  equal to 50% but not
                                           more than 100% of the monthly  amount
                                           which is payable to the Member during
                                           his lifetime;  (C0 a life annuity for
                                           the Member's life,  with a minimum of
                                           60, 120 or 180 monthly

payments guaranteed;
                                           (D0  approximately  equal  monthly or
                                           quarterly   payments  over  a  period
                                           certain;  (E0 a  joint  and  survivor
                                           annuity with any contingent annuitant
                                           for an amount at least

equal to 50% but not more than 100% of the amount which is payable to the Member during his lifetime; (F0 a lump sum payment; or (G0 any combination of the foregoing.

Notwithstanding the foregoing, payments may not extend beyond the Member's life expectancy on the date of the Member's election, or, if the Member has a designated beneficiary, the joint life expectancy of the Member and the Member's designated beneficiary. For purposes of this subsection, unless the Member irrevocably elects to the contrary at the time benefit payments commence, life expectancy shall be determined based on the life expectancy of the Member, without recalculation, as determined under section 401(a)(9) of the Code and the regulations thereunder.

Death benefits shall be distributed as the Member's beneficiary shall elect (A) in one lump sum or (B) in installments over a period not extending beyond five years of the Member's date of death unless payment of benefit commenced before the Member's date of death in which case continuing payments to the Member's beneficiary shall be made at least as rapidly as under the method of distribution in effect on the Member's date of death; provided, however, if any portion of the Member's Accrued Benefit is payable to or for the benefit of a designated beneficiary, such portion may be distributed over a period of time not exceeding the life expectancy of such designated beneficiary, provided distribution begins not later than one year after the date of the Member's death or such later date as applicable regulations under the Code may permit; or if the designated beneficiary referred to above is the Member's surviving spouse, the date on which distribution is required to begin shall not be earlier than the date on which the Member would have attained age 70-1/2, the benefit amount will be used to purchase a straight life annuity for the spouse's life commencing as soon after the Member's date of death as is administratively feasible unless the spouse elects another form of settlement permitted under the Plan and if the surviving spouse should die before distribution to such spouse begins, this provision shall apply as if the surviving spouse were the Member.

                                (ii        Married Member's Annuity. If a Member
 is married to his then spouse for at least one year on the date on which benefit payments are to commence and his Transferred Account exceeds $5,000, the Member may not elect that benefits be distributed in any form of settlement other than the form of annuity described in subsection 15(c)(i)(B) unless the Member receives the written consent of his spouse for such election witnessed by a notary public or authorized representative of the Plan on forms prescribed by the Committee. A Member may change his election at any time during the election period set forth herein. No less than 30 days and no more than 90 days before the payment of benefits begins, the Committee shall furnish to the Member a written notification of the availability of the benefit election hereunder, including the joint and survivor annuity and the effect of electing not to take such annuity. A Member may at any time after receipt of the written notification and prior to his actual retirement elect in writing the form of benefit he desires. A Member may change his election at any time prior to the expiration of the election period described above. If a Member requests additional information within 60 days after receipt of the notification of election, the minimum election period shall be extended an additional 60 days following his receipt of such additional information.

                                (iii       Single Member's Annuity.  If, on the
date benefits are to commence, a Member is single or has not been married to his then spouse for at least one year and his Transferred Account exceeds $5,000, benefits will be distributed in the form described in subsection 15(c)(i)(A) unless the Member elects an alternate form of settlement.

                                (iv        Annuity Purchases. If benefits are to
be paid in a form of an annuity, the Committee shall direct the Trustee to apply the Member's Transferred Account to purchase an appropriate nontransferable annuity contract and to deliver it to the Member.

                                (v         In-Service Distributions and Loans.
If a Member is married to his then spouse for at least one year on the date on which an in-service distribution or loan is to be made from his Transferred Account and his Transferred Account then exceeds $5,000, the Member may not receive a distribution or a loan from his Transferred Account without the prior written consent of his spouse given in accordance with subsection 15(c)(ii) no more than 90 days before the distribution or loan is made.

                                (vi        Explanation of Death Benefit.  The
Committee shall provide to the Member within the "applicable period" a written explanation of the terms and conditions of the spouse's right to death benefits with respect to the Transferred Account. For purposes of this subsection "applicable period" shall mean whichever of the following periods ends last:

                                           (A0     the period beginning with the
                                           first day of the Plan Year in which
                                           the Member attains
                                           age 32 and  ending  with the close of
                                           the Plan Year preceding the Plan Year
                                           in which the Member  attains  age 35;
                                           (B0 a  reasonable  period  after  the
                                           Member commences participation in the
                                           Plan; or

                                           (C0     in the case of a Member who
separates from service before attaining age 35, a reasonable period after such separation from service.
                                (vii       Transition Rule.  For periods prior
to January 1, 1999, "$3,500" shall be substituted for
"$5,000" each place it appears in this Section.
                     (d         In-Service Distribution from Certain Transferred
Accounts.  A Member may withdraw all or a portion of
his  Transferred   Account   reflecting   matching   contributions  or  employer
contributions from a Prior Plan sponsored by Tasty Baking Company by submitting a request for distribution to the Committee on a form and in a manner which the Committee prescribes for that purpose.

                     (e         Vesting -- Dixie Plan.  All Transferred Accounts
from the Dixie Type and Supply Co., Inc. 401(k)Retirement Plan are 100% nonforfeitable.

                     (f         Code Requirements.  The Plan shall be deemed an
amendment to each plan which merges into this Plan on or after January 1, 1997 to the extent necessary for such plan to satisfy applicable provisions of section 401(a) of the Code which became effective with respect to such plan on or after January 1, 1997.

16.          PARTICIPATION BY RELATED ENTITIES

                     (a         Commencement  Any entity which is a Related
Entity with respect to the Company may, with the permission of the Board of Directors, elect to adopt this Plan and the accompanying Trust Agreement. If the Board of Directors designates a Related Entity as a Participating Company, then it shall be deemed a Participating Company without the necessity for action by its separate board of directors.

                     (b         Termination.  The Company may, by action of the
Board of Directors, determine at any time that any such Participating Company shall withdraw and establish a separate plan and fund. The withdrawal shall be effected by a duly executed instrument delivered to the Trustee instructing the Trustee to segregate the assets of the Fund allocable to the Employees of such Participating Company and pay them over to the separate fund. On the date a Participating Company ceases to be a Related Entity, its participation in the Plan shall terminate and Members in its employ shall be treated as having a Severance Date; however, no affected Member shall be eligible for distribution of his Accrued Benefit unless the Committee determines that distribution will not adversely affect the Plan's qualified status under the Code. Alternatively, the Board of Directors may, but is not required to, provide for a transfer in accordance with Section 15 of the Accrued Benefits of affected Members to a separate plan which the former Related Entity adopts.

                     (c) Single Plan. The Plan shall at all times be administered and interpreted as a single plan for the benefit of the Employees of all Participating Companies.
                     (d) Delegation of Authority. Each Participating Company, by adopting (or being deemed to have adopted) the Plan, acknowledges that the Company has all the rights and duties thereof under the Plan and the Trust Agreement, including the right to amend the same.

17.          TOP-HEAVY REQUIREMENTS

                     (a) General Rule. For any Plan Year in which the Plan is a top-heavy plan or included in a top-heavy group, as determined under subsection 17(b), the special requirements of this Section shall apply.

                     (b) Calculation of Top-Heavy Status. The Plan shall be a top-heavy plan (if it is not included in an "aggregation group") or a plan included in a top-heavy group (if it is included in an "aggregation group") with respect to any Plan Year if the sum as of the "determination date" of the "cumulative accounts" of "key employees" for the Plan Year exceeds 60% of a similar sum determined for all "employees," excluding "employees" who were "key employees" in prior Plan Years only.

                     (c) Definitions. For purposes of this Section 17, the following definitions shall apply to be interpreted in accordance with the provisions of section 416 of the Code and the regulations thereunder.
                                (i)        "Aggregation Group" shall mean the
plans of a Participating Company or a Related Entity included below within the following categories:
                                           (A)     each such plan in which a
"key employee" is a participant including a terminated plan in which a "key employee" was a participant within the five-years ending on the "determination date";
                                           (B)     each other such plan which
enables any plan in subsection (A) above to meet the requirements of section 401(a)(4) or 410 of the Code; and
                                           (C)     each other plan not required
to be included in the "aggregation group" which the Company elects to include in the "aggregation group" in accordance with the "permissive aggregation group" rules of the Code if such group would continue to meet the requirements of sections 401(a) and 410 of the Code with such plan being taken into account.

                                (ii)       "Cumulative Account" for any
"employee" shall mean the sum of the amount of his accounts under this Plan plus all defined contribution plans included in the "aggregation group" (if any) as of the most recent valuation date for each such plan within a twelve-month period ending on the "determination date," increased by any contributions due after such valuation date and before the "determination date" plus the present value of his accrued benefit under all defined benefit pension plans included in the "aggregation group" (if any) as of the "determination date." For a defined benefit plan, the present value of the accrued benefit as of any particular "determination date" shall be the amount determined under (A) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Participating Companies and all Related Entities, or (B) if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under the fractional accrual rule of section 411(b)(1)(C) of the Code, as of the most recent valuation date for the defined benefit plan, under actuarial equivalent factors specified therein, which is within a twelve-month period ending on the "determination date." For this purpose, the valuation date shall be the date for computing plan costs for purposes of determining the minimum funding requirement under section 412 of the Code. "Cumulative accounts" of "employees" who have not performed services for any Participating Company or a Related Entity for the five-year period ending on the "determination date" shall be disregarded. An "employee's" "cumulative account" shall be increased by the aggregate distributions during the five-year period ending on the "determination date" made with respect to him under any plan in the aggregation group. Rollovers and direct plan-to-plan transfers to this Plan or to a plan in the "aggregation group" shall be included in an "employee's" "cumulative account" unless the transfer is initiated by the "employee" and made from a plan maintained by an employer which is not a Participating Company or a Related Entity.

                                (iii)      "Determination Date" shall mean with
respect to any Plan Year the last day of the preceding Plan Year.
                                (iv)       "Employee" shall mean any person
(including a beneficiary thereof) who has or had an accrued benefit held under this Plan or a plan in the "aggregation group" including this Plan at any time during the current or any one of the four preceding Plan Years. Any "employee" other than a "key employee" described in subsection 17(c)(v) shall be considered a "non-key employee" for purposes of this Section 17.

                                (v)        "Key Employee" shall mean any
"employee" or former "employee" (including a beneficiary thereof) who is, at any time during the Plan Year, or was, during any one of the four preceding Plan Years any one or more of the following:

                                           (A)     an officer of a Participating
Company or a Related Entity whose compensation (as defined in subsection 5(d)) exceeds 50% of the dollar limitation in effect under section 415(b)(1)(A) of the Code, unless 50 other such officers (or, if lesser, a number of such officers equal to the greater of three or 10% of the "employees") have higher annual compensation;

                                           (B)     one of the ten persons
employed by a Participating Company or a Related Entity both having annual compensation (as defined in subsection 5(d)) greater than the limitation in effect under section 415(c)(1)(A) of the Code, and owning (or considered as owning within the meaning of section 318 of the Code) the largest interests (but at least more than a 0.5% interest) in the Participating Companies and all Related Entities. For purposes of this subsection (B), if two "employees" have the same interest, the one with the greater compensation shall be treated as owning the larger interest;

                                           (C)     any person owning (or
considered as owning within the meaning of section 318 of the Code) more than 5% of the outstanding stock of all

Participating                              Companies  or  Related   Entities  or
                                           stock  possessing more than 5% of the
                                           total  combined  voting power of such
                                           stock;  (D) a  person  who  would  be
                                           described in subsection  (C) above if
                                           1% were substituted for

5% each place the same appears in subsection (C) above, and who has annual compensation of more than $150,000.

For  purposes  of  determining   ownership   under  this   subsection,   section
318(a)(2)(C) of the Code shall be applied by substituting 5% for 50%.

                     (d) Combined Benefit Limitation. For purposes of the calculation of the combined limitation of subsection
5(c), "1.0" shall be substituted for "1.25" each place the same appears in that subsection.

                     (e) Vesting. The nonforfeitable portion of a Member's Accrued Benefit derived from his Matching Account shall continue to vest according to the schedule set forth in subsection 8(d)(ii).

                     (f) Minimum Contribution. Minimum Participating Company contributions for a Member who is not a "key employee" shall be required in an amount equal to the lesser of 3% of compensation (as defined in subsection 5(d)) or the highest percentage of such compensation limited to $150,000 (or an increased amount resulting from a cost of living adjustment under section 415(d) of the Code) contributed for any "key employee" under subsections 4(a) and 4(d). For purposes of meeting the minimum contribution requirement, employer social security contributions and elective contributions on behalf of "employees" other than "key employees" shall be disregarded. Each "non-key employee" of a Participating Company who has not separated from service at the end of the Plan Year and who has satisfied the eligibility requirements of subsection 3(a) shall receive any minimum contribution provided under this Section 17 without regard to (i) whether he is credited with 1,000 Hours of Service in the Plan Year, (ii) earnings level for the Plan Year or (iii) whether he elects to make contributions under subsection 4(a). If an "employee" participates in both this Plan and another defined contribution plan maintained by a Participating Company or a Related Entity, the minimum benefit shall be provided under the other plan. Furthermore, if an "employee" participates in both this Plan and a defined benefit plan maintained by a Participating Company or a Related Entity, the minimum benefit shall be provided under the defined benefit plan.

18.          MISCELLANEOUS

                     (a) Incapacity. If the Committee receives a copy of a certified court order, or other binding legal certification, that a person entitled to receive any benefit payment is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee shall direct that payments be made to such person's legally appointed guardian or other representative. Any payment of a benefit in accordance with the provisions of this subsection shall be a complete discharge of any liability to make such payment.

                     (b) Reversions. In no event, except as provided herein, shall the Trustee return to a Participating
Company any amount contributed by it to the Plan.

                                (i)        Mistake of Fact.  In the case of a
contribution made by a good faith mistake of fact, the Trustee shall return the erroneous portion of the contribution, without increase for investment earnings, but with decrease for investment losses, if any, within one year after payment of the contribution to the Fund.

                                (ii)       Deductibility.  To the extent
deduction of any contribution determined by the Company to be deductible is disallowed, the Trustee shall return that portion of the contribution, without increase for investment earnings but with decrease for investment losses, if any, for which deduction has been disallowed within one year after the disallowance of the deduction.

                                (iii)      Limitation. No return of contribution
shall be made under this subsection which adversely affects the Plan's qualified status under regulations, rulings or other published positions of the Internal Revenue Service or reduces a Member's Accrued Benefit below the amount it would have been had such contributions not been made.

                                (iv)       Compliance Refunds.  This subsection
shall not preclude refunds made in accordance with subsection 4(b)(i), 4(f)(ii), 4(g)(ii) or 4(i)(iii).

                     (c) Employee Data. The Committee or the Trustee may require that each Employee provide such data as it deems necessary upon his becoming a Member in the Plan. Each Employee, upon becoming a Member, shall be deemed to have approved of and to have acquiesced in each and every provision of the Plan for himself, his personal representatives, distributees, legatees, assigns, and beneficiaries.

                     (d) In Writing Requirement. Unless otherwise required by law, a requirement that a transaction or consent under the Plan be "in writing" may, at the discretion of the Committee, be effected through an interactive telephone system or by other types of electronic communication.

                     (e) Doubt as to Right to Payment. If at any time any doubt exists as to the right of any person to any payment under the Plan or the amount or time of such payment (including, without limitation, any case of doubt as to identity, or any case in which any notice has been received from any other person claiming any interest in amounts payable hereunder, or any case in which a claim from other persons may exist by reason of community property or similar laws), the Committee may direct the Trustee to hold such sum as a segregated amount in trust until such right or amount or time is determined or until order of a court of competent jurisdiction, or to pay such sum into court in accordance with appropriate rules of law or to make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Committee).

                     (f) Inability to Locate Distributee. Notwithstanding any other provision of the Plan, if the Committee cannot locate any person to whom a payment is due under this Plan, the benefit in respect of which such payment is to be made shall be forfeited at such time as the Committee shall determine in its sole discretion (but in all events prior to the time such benefit would otherwise escheat under any applicable state law); provided, that such benefit shall be reinstated if such person subsequently makes a valid claim for such benefit.

                     (g)        Estoppel of Members and Their Beneficiaries.
The Participating Companies, Committee and Trustee may rely upon any certificate, statement or other representation made to them by an Employee, Member or beneficiary with respect to age, length of service, leave of absence, date of cessation of employment, marital status, or other fact required to be determined under any other provisions of this Plan, and shall not be liable on account of the payment of any moneys or the doing of any act in reliance upon any such certificate, statement or other representation. Any such certificate, statement or other representation made by an Employee or Member shall be conclusively binding upon such Employee or Member and his beneficiary, and such Employee, Member or beneficiary shall thereafter and forever be estopped from disputing the truth and correctness of such certificate, statement or other representation. Any such certificate, statement or other representation made by a Member's beneficiary shall be conclusively binding upon such beneficiary and such beneficiary shall thereafter and forever be estopped from disputing the truth and correctness of such certificate, statement or other representation.

                     (h) Law Governing. This Plan shall be construed, administered and applied in a manner consistent with the laws of the Commonwealth of Pennsylvania where those laws are not superseded by federal law.
                     (i) Pronouns. The use of the masculine pronoun shall be extended to include the feminine gender wherever appropriate.
                     (j) Interpretation. The Plan is a profit sharing plan including a qualified, tax exempt trust under sections 401(a) and 501(a) of the Code and a qualified cash or deferred arrangement under section 401(k)(2) of the Code. The Plan shall be interpreted in a manner consistent with its satisfaction of all requirements of the Code applicable to such a plan.

             IN WITNESS WHEREOF, and as evidence of the adoption of this Plan by the Company, it has caused the same to be signed by its officers thereunto duly authorized, and its corporate seal to be affixed hereto, this day of , 1999.

                                                   PRIMESOURCE CORPORATION
Attest:



                                                   By:Corporate
-----------------------------------------             -------------------------





(Corporate Seal)

                   PRIMESOURCE CORPORATION 401(k) SAVINGS PLAN
                (Amended and Restated Effective January 1, 1997)


                                   Schedule A
                               (September 1, 1999)

                           [Intentionally Left Blank]





































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